Exhibit 4.3

STELLANTIS FINANCE US INC.,
as Company,
STELLANTIS N.V.,
as Guarantor,
and
THE BANK OF NEW YORK MELLON,
as Trustee
Indenture
Dated as of
__________________.

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section

§ 310(a)(1)	..................................................................................	6.09
(a)(2)	..................................................................................	6.09
(a)(3)	..................................................................................	Not Applicable
(a)(4)	..................................................................................	Not Applicable
(b)	..................................................................................	6.08
		6.10
§ 311(a)	..................................................................................	6.13
(b)	..................................................................................	6.13
§ 312(a)	..................................................................................	7.01
		7.02
(b)	..................................................................................	7.02
(c)	..................................................................................	7.02
§ 313(a)	..................................................................................	7.03
(b)	..................................................................................	7.03
(c)	..................................................................................	7.03
(d)	..................................................................................	7.03
§ 314(a)	..................................................................................	7.04
(a)(4)	..................................................................................	1.01
		10.04
(b)	..................................................................................	Not Applicable
(c)(1)	..................................................................................	1.02
(c)(2)	..................................................................................	1.02
(c)(3)	..................................................................................	Not Applicable
(d)	..................................................................................	Not Applicable
(e)	..................................................................................	1.02
§ 315(a)	..................................................................................	6.01
(b)	..................................................................................	6.02
(c)	..................................................................................	6.01
(d)	..................................................................................	6.01
(e)	..................................................................................	5.14
§ 316(a)	..................................................................................	1.01
(a)(1)(A)	..................................................................................	5.02
		5.12
(a)(1)(B)	..................................................................................	5.13
(a)(2)	..................................................................................	Not Applicable
(b)	..................................................................................	5.08
(c)	..................................................................................	1.04
§ 317(a)(1)	..................................................................................	5.03
(a)(2)	..................................................................................	5.04
(b)	..................................................................................	10.03
§ 318(a)	..................................................................................	1.07

___________________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

TABLE OF CONTENTS
Page

RECITALS	..........................................................................................................................................	1
ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.	Definitions....................................................................................................................................	1

Act .................................................................................................................................................................	2
Additional Amounts ......................................................................................................................................	2
Affiliate .........................................................................................................................................................	2
Applicable Tax Law ......................................................................................................................................	2
Authenticating Agent ....................................................................................................................................	2
Authorized Agent ..........................................................................................................................................	2
Authorized Person .........................................................................................................................................	2
Board of Directors .........................................................................................................................................	2
Board Resolution ..........................................................................................................................................	2
Business Day .................................................................................................................................................	2
Change of Control .........................................................................................................................................	2
Change of Control Event ..............................................................................................................................	3
Change of Control Offer ...............................................................................................................................	3
Change of Control Payment ..........................................................................................................................	3
Change of Control Payment Date .................................................................................................................	3
Code ..............................................................................................................................................................	3
Commission ..................................................................................................................................................	3
Common Shares ............................................................................................................................................	3
Company .......................................................................................................................................................	3
Company Request .........................................................................................................................................	3
Company Order .............................................................................................................................................	3
Corporate Trust Office ..................................................................................................................................	3
Covenant Defeasance.....................................................................................................................................	3
Defaulted Interest ..........................................................................................................................................	3
Defeased Covenant........................................................................................................................................	4
Depositary .....................................................................................................................................................	4
Electronic Means ..........................................................................................................................................	4
Etablissements Peugeot Frères ....................................................................................................................	4
Event of Default ............................................................................................................................................	4
Exchange Act ................................................................................................................................................	4
Expiration Date .............................................................................................................................................	4
Financial Services Subsidiary .......................................................................................................................	4
Global Security .............................................................................................................................................	5
Government Securities ..................................................................................................................................	5
Guarantee ......................................................................................................................................................	5
Guarantor ......................................................................................................................................................	5
Holder ...........................................................................................................................................................	5

Indebtedness ..................................................................................................................................................	5
Indenture .......................................................................................................................................................	5
Instructions ....................................................................................................................................................	6
Interest ...........................................................................................................................................................	6
Investment Grade ..........................................................................................................................................	6
Interest Payment Date....................................................................................................................................	6
Investment Company Act .............................................................................................................................	6
Issue Date ......................................................................................................................................................	6
Legal Defeasance .........................................................................................................................................	6
Lien ...............................................................................................................................................................	6
Loan Financing .............................................................................................................................................	6
Maturity..........................................................................................................................................................	6
Material Subsidiary........................................................................................................................................	6
Member of the Group ....................................................................................................................................	7
Moody’s ........................................................................................................................................................	7
Non-recourse Securitization ..........................................................................................................................	7
Non-recourse Securitization Debt .................................................................................................................	8
OECD ............................................................................................................................................................	8
OECD Country .............................................................................................................................................	8
Officer ...........................................................................................................................................................	8
Officer’s Certificate .....................................................................................................................................	8
Opinion of Counsel .......................................................................................................................................	8
Original Issue Discount Security ..................................................................................................................	8
Outstanding ...................................................................................................................................................	8
Par Call Date .................................................................................................................................................	9
Payor .............................................................................................................................................................	9
Paying Agent .................................................................................................................................................	9
Permitted Liens .............................................................................................................................................	10
Person ............................................................................................................................................................	11
Peugeot Invest ...............................................................................................................................................	11
Place of Payment ...........................................................................................................................................	11
Predecessor Security .....................................................................................................................................	11
Qualifying Guarantee ...................................................................................................................................	11
Quoted Indebtedness .....................................................................................................................................	11
Rating Agency .............................................................................................................................................	11
Rating Date ...................................................................................................................................................	12
Rating Decline .............................................................................................................................................	12
Redemption Date ..........................................................................................................................................	12
Redemption Price ..........................................................................................................................................	13
Regular Record Date .....................................................................................................................................	13
Related Party .................................................................................................................................................	13
Relevant Jurisdiction .....................................................................................................................................	13
Responsible Officer ......................................................................................................................................	13
Securities .......................................................................................................................................................	13

Securities Act ................................................................................................................................................	13
Security Register ...........................................................................................................................................	13
Security Registrar ..........................................................................................................................................	13
Securitizable Asset ........................................................................................................................................	13
Securitization Entity .....................................................................................................................................	13
Special Record Date .....................................................................................................................................	13
S&P ...............................................................................................................................................................	13
Standard Securitization Undertaking ............................................................................................................	14
Stated Maturity ..............................................................................................................................................	14
Subsidiary .....................................................................................................................................................	14
Substitute ......................................................................................................................................................	14
Substitution by Guarantor Documents .........................................................................................................	14
Substitution by Treasury Subsidiary Documents ..........................................................................................	14
Taxes .............................................................................................................................................................	14
Treasury Rate ................................................................................................................................................	14
Treasury Subsidiary.......................................................................................................................................	14
Trust Indenture Act........................................................................................................................................	14
Trustee ...........................................................................................................................................................	14
Voting Stock..................................................................................................................................................	15

ARTICLE TWO

SECURITY FORMS

ARTICLE THREE

THE SECURITIES

ARTICLE FOUR

SATISFACTION AND DISCHARGE

SECTION 4.01.	Satisfaction and Discharge of Indenture. ...................................................................	46
SECTION 4.02.	Application of Trust Money........................................................................................	47

ARTICLE FIVE

REMEDIES

SECTION 5.01.	Events of Default ........................................................................................................	47
SECTION 5.02.	Acceleration of Maturity; Rescission and Annulment; Waiver of Existing Default ........................................................................................................................	49
SECTION 5.03.	Collection of Indebtedness and Suits for Enforcement by Trustee ............................	50
SECTION 5.04.	Trustee May File Proofs of Claim ..............................................................................	50
SECTION 5.05.	Trustee May Enforce Claims Without Possession of Securities ................................	51
SECTION 5.06.	Application of Money Collected ................................................................................	51
SECTION 5.07.	Limitation on Suits .....................................................................................................	52
SECTION 5.08.	Unconditional Right of Holders to Receive Principal, Premium and Interest ...........	52
SECTION 5.09.	Restoration of Rights and Remedies...........................................................................	53
SECTION 5.10.	Rights and Remedies Cumulative...............................................................................	53
SECTION 5.11.	Delay or Omission Not Waiver ..................................................................................	53
SECTION 5.12.	Control by Holders .....................................................................................................	53
SECTION 5.13.	Waiver of Past Defaults..............................................................................................	54
SECTION 5.14.	Undertaking for Costs ................................................................................................	54
SECTION 5.15.	Waiver of Usury, Stay or Extension Laws .................................................................	54

ARTICLE SIX

THE TRUSTEE

SECTION 6.01.	Certain Duties and Responsibilities............................................................................	55
SECTION 6.02	Notice of Defaults.......................................................................................................	56
SECTION 6.03	Certain Rights of Trustee ...........................................................................................	56
SECTION 6.04.	Not Responsible for Recitals or Issuance of Securities..............................................	58
SECTION 6.05.	May Hold Securities ...................................................................................................	58
SECTION 6.06.	Money Held in Trust ..................................................................................................	58
SECTION 6.07.	Compensation and Reimbursement ............................................................................	58
SECTION 6.08.	Disqualification; Conflicting Interests........................................................................	59
SECTION 6.09.	Corporate Trustee Required; Eligibility......................................................................	59
SECTION 6.10.	Resignation and Removal; Appointment of Successor...............................................	59
SECTION 6.11	Acceptance of Appointment by Successor..................................................................	61
SECTION 6.12.	Merger, Conversion, Consolidation or Succession to Business..................................	62
SECTION 6.13.	Preferential Collection of Claims Against Company or the Guarantor .........................................................................................................	62
SECTION 6.14.	Appointment of Authenticating Agent .......................................................................	62

ARTICLE SEVEN

HOLDER’S LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.	Company and Guarantor to Furnish Trustee Names and Addresses of Holders .................................................................................................	65
SECTION 7.02.	Preservation of Information; Communications to Holders ........................................	65
SECTION 7.03.	Reports by Trustee .....................................................................................................	66
SECTION 7.04.	Reports by the Guarantor............................................................................................	66

ARTICLE EIGHT

CONSOLIDATION, MERGER AND SALE OF ASSETS; SUBSTITUTION

ARTICLE NINE

SUPPLEMENTAL INDENTURES

ARTICLE TEN

COVENANTS

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

SECTION 11.01.	Applicability of Article ..............................................................................................	80
SECTION 11.02.	Election to Redeem; Notice to Trustee ......................................................................	80
SECTION 11.03.	Selection by Trustee of Securities to Be Redeemed ..................................................	81
SECTION 11.04.	Notice of Redemption ................................................................................................	81
SECTION 11.05.	Deposit of Redemption Price .....................................................................................	82
SECTION 11.06.	Securities Payable on Redemption Date ....................................................................	83
SECTION 11.07.	Securities Redeemed in Part .......................................................................................	83
SECTION 11.08.	Securities No Longer Outstanding After Notice to Trustee and Deposit of Money .......................................................................................................	83
SECTION 11.09.	Other Purchases ..........................................................................................................	84

ARTICLE TWELVE

GUARANTEES

SECTION 12.01.	Guarantee ..................................................................................................................	84
SECTION 12.02.	Execution and Delivery of Guarantee ........................................................................	85

ARTICLE THIRTEEN

SINKING FUNDS

SECTION 13.01.	Applicability of Article ..............................................................................................	86
SECTION 13.02.	Satisfaction of Sinking Fund Payments with Securities ............................................	86
SECTION 13.03.	Redemption of Securities for Sinking Fund ...............................................................	86

ARTICLE FOURTEEN

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01.	Company’s and Guarantor’s Option to Effect Legal Defeasance or Covenant Defeasance ...............................................................	87
SECTION 14.02.	Defeasance and Discharge .........................................................................................	87
SECTION 14.03.	Covenant Defeasance .................................................................................................	88
SECTION 14.04.	Conditions to Legal Defeasance or Covenant Defeasance	88
SECTION 14.05.	Deposited Money and Government Securities to Be Held in Trust; Miscellaneous Provisions ...........................................................................................	90
SECTION 14.06.	Reinstatement	90

ARTICLE FIFTEEN

MISCELLANEOUS

SECTION 14.01.	Counterparts ...............................................................................................................	91
SECTION 14.02.	Withholding ...............................................................................................................	91
SECTION 14.03.	No Personal Liability of Directors, Officers, Employees and Stockholders ...............................................................................................................	92
SECTION 14.04.	Office of Foreign Assets Control Sanctions Representations ....................................	92

INDENTURE, dated as of _____________ between Stellantis Finance US Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal address at 1000 Chrysler Drive, Auburn Hills, MI 48326, Stellantis N.V., a public company with limited liability (naamloze vennootschap) incorporated under Dutch law (herein called the “Guarantor”), having its principal address at Taurusavenue 1, 2132 LS Hoofddorp, The Netherlands, and The Bank of New York Mellon, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at 240 Greenwich Street, Floor 7E, New York, NY 10286.

RECITALS

The Company and the Guarantor have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness guaranteed by the Guarantor (herein called the “Securities”) to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company and the Guarantor in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.    Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)    the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

(2)    all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with the International Financial Reporting Standards;

(4)    “or” is not exclusive;

(5)    “including” or “include” means including or include without limitation;

(6)    unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and

(7)    the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.04.

“Additional Amounts” has the meaning specified in Section 2.03.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Applicable Tax Law” has the meaning specified in Section 15.02.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Agent” has the meaning specified in Section 1.14.

“Authorized Person” has the meaning specified in Section 1.05.

“Board of Directors” means the board of directors of the Company or the Guarantor, as applicable, or any duly authorized committee of such board.

“Board Resolution” when used with reference to the Company or the Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by its Board of Directors (or a duly authorized committee of board members acting under delegated authority or a duly authorized board member thereof acting under delegated authority) to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means each day which is not a Saturday, a Sunday or a day on which commercial banking institutions are authorized or required by law or executive order to close or be closed in The City of New York, or, with respect to a Place of Payment, such Place of Payment.

“Change of Control” means the occurrence of any of the following after the Issue Date:

1. the consummation of any transaction (including, without limitation, any merger or consolidation), the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act, or any successor provision), other than one or more Related Parties, becomes the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of Stellantis N.V. measured by voting power rather than number of shares; or

2. the stockholders of the Company or the Guarantor approve any plan of liquidation or dissolution of the Company or the Guarantor, as the case may be, other than in connection with a merger, consolidation or other form of combination while the Company or Guarantor is solvent, with another company where such company, in the case of the Company, assumes all obligations of the Company under the Securities and, in the case of the Guarantor, assumes all obligations of the Guarantor under the Guarantee and where such merger, consolidation or other combination does not have the effect of or result in an event described in paragraph (1) above.

“Change of Control Event” means the occurrence of a Change of Control and a Rating Decline.

“Change of Control Offer” has the meaning specified in Section 10.10.

“Change of Control Payment” has the meaning specified in Section 10.10.

“Change of Control Payment Date” has the meaning specified in Section 10.10.

“Code” has the meaning specified in Section 2.03.

“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Shares” means the common shares of the Guarantor, par value €0.01 per share.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by at least one Officer of the Company and delivered to the Trustee.

“Corporate Trust Office” means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 240 Greenwich Street, Floor 7E, New York, NY 10286, Attn: Corporate Trust Administration, or any other address that the Trustee may designate with respect to itself from time to time by notice to the Company and the Holders, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Company and the Holders).

“Covenant Defeasance” has the meaning specified in Section 14.03.

“Defaulted Interest” has the meaning specified in Section 3.07.

“Defeased Covenant” has the meaning specified in Section 14.03.

“Depositary” means, with respect to the Securities issuable or issued in whole or in part in global form, any Person that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

“Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“Etablissements Peugeot Frères” means the société anonyme registered with the registre du commerce et des sociétés of Nanterre under number 875 750 317.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Expiration Date” has the meaning specified in Section 1.04.

“Financial Services Subsidiary” means a Subsidiary of the Guarantor:

A. which carries on no material business other than the offer and sale of financial services products to customers, dealers or suppliers of Members of the Group (and other related support activities incidental to the offer and sale of such financial services products including, without limitation, input financing and rental business activities) in any of the following areas:

(1) retail financing for the purchase, contract hire or lease of new or old equipment manufactured by a Member of the Group or any other manufacturer whose products are from time to time sold through the dealer network of a Member of the Group;

(2) other retail and wholesale financing programs reasonably related thereto, including, without limitation, financing to the dealer network of any Member of the Group;

(3) insurance and credit card products and services reasonably related thereto, together with the underwriting, marketing, servicing and other related support activities incidental to the offer and sale of such financial services products; and

(4) factoring and/or licensed banking activities; or

B. a holding company of a Financial Services Subsidiary which carries on no material business or activity other than holding shares in that Financial Services Subsidiary and/or activities described in Clause (A) above.

“Global Security” means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

“Government Securities” means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

“Guarantee” means a Guarantee of the Securities of a particular series pursuant to this Indenture which may be (i) endorsed on, and relate to, the Securities of a particular series authenticated and delivered hereunder or (ii) documented in any other manner permitted by law.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indebtedness” means any indebtedness (whether principal, premium or interest) for or in respect of (A) any notes, bonds, debenture stock, loan stock or other securities, (B) any Loan Financing, or (C) any liability under or in respect of any banker’s acceptance or banker’s acceptance credit; provided, that (x) indebtedness of a Member of the Group to any other Member of the Group and (y) indebtedness that qualifies as Non-recourse Securitization Debt shall, in each case, not be deemed to be Indebtedness for purposes of Section 10.09 or any other purpose of the Indenture or the Securities.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, any such provisions of the Trust Indenture Act that are expressly stated herein to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

“Instructions” has the meaning specified in Section 1.05.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Investment Grade” means a rating of BBB- or higher by S&P or a rating of Baa3 or higher by Moody’s or the equivalent of such ratings.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Company Act” means the U.S. Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Issue Date” means the date on which the Securities of the applicable Series are issued.

“Legal Defeasance” has the meaning specified in Section 14.02.

“Lien” has the meaning specified in Section 10.09.

“Loan Financing” means any money borrowed from (A) a bank, financial institution, hedge fund, pension fund, or insurance company or (B) any other entity having as its principal business the lending of money and/or investing in loans, in each case other than public or quasi-public entities or international organizations with a public or quasi-public character.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Material Subsidiary” means (A) Stellantis Europe S.p.A. (and any other Person Controlled by the Guarantor which Stellantis Europe S.p.A. is consolidated or merged with or into or to whom all or substantially all of the assets of such entity is sold, assigned, transferred, leased or otherwise disposed of); (B) FCA US LLC (and any other Person Controlled by the Guarantor which FCA US LLC is consolidated or merged with or into or to whom all or substantially all of the assets of such entity is sold, assigned, transferred, leased or otherwise disposed of); (C) any Member of the Group the total assets or revenues of which on a stand-alone basis (excluding intra-Group items and as determined from the entity’s most recent financial statements on the basis of which the Guarantor’s most recent audited consolidated financial statements were prepared) constitutes 10% or more of the consolidated total assets or revenues of the Group (as determined from the Guarantor’s most recent audited consolidated financial statements); (D) any Treasury Subsidiary or (E) any entity under the Guarantor’s direct or indirect Control that directly or indirectly Controls a Subsidiary that meets the requirements of the preceding Clauses (A), (B), (C) or (D), provided that if any such entity Controls such a Subsidiary only pursuant to the aggregate ownership test specified in the proviso to Clause (1) of the definition of “Control,” “Controls” or “Controlled” below, then, and only then, the Company and the Guarantor shall have the right to designate which such entities shall be deemed to so Control such a Subsidiary provided that, in each case, such designated entities Control in the aggregate more than 50% of the relevant Subsidiary’s voting stock. For purposes of this definition of “Material Subsidiary,” (i) the term “Control,” “Controls” or “Controlled” means (1)

the direct or indirect ownership (beneficial or otherwise) of more than 50% of the voting stock of a Person measured by voting power rather than number of shares, provided that to the extent that no single entity directly owns more than 50% of the voting stock of a Person, entities with aggregate direct or indirect ownership of more than 50% of the voting stock of a Person will be deemed to Control such Person or (2) the power to appoint or remove all or the majority of the directors or other equivalent officers of a Person and (ii) no Financial Services Subsidiary shall be considered or deemed to be a Material Subsidiary. Notwithstanding the foregoing, a Subsidiary shall be considered or deemed to be a Material Subsidiary only to the extent that such is located or domiciled in an OECD Country (or, to the extent that the OECD or a successor organization no longer exists, the countries that were members of the relevant organization on the date such organization ceased to exist).

“Member of the Group” means each of the Guarantor and any direct or indirect Subsidiary it fully consolidates on the basis of which the Guarantor’s most recent audited consolidated financial statements were prepared.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Non-recourse Securitization” means any securitization, asset-backed financing, transfer or transaction having a similar effect of Securitizable Assets, for which the issuers or borrowers do not provide recourse for credit losses other than Standard Securitization Undertakings.

“Non-recourse Securitization Debt” means any Indebtedness incurred by a Securitization Entity pursuant to a securitization of receivables where the recourse in respect of that Indebtedness to the Company or the Guarantor is limited to:

A. those receivables and/or related insurance and/or any Standard Securitization Undertakings; and

B. if those receivables comprise all or substantially all of the business or assets of such Securitization Entity, the shares or other interests of any Member of the Group in such Securitization Entity; provided that any Indebtedness not qualifying as Non-recourse Securitization Debt solely because the extent of recourse to any Member of the Group with respect to such Indebtedness is greater than that provided in Clauses (A) and (B) above shall only not qualify as Non-recourse Securitization Debt with respect to the extent of such additional recourse.

“OECD” means the Organization for Economic Co-operation and Development.

“OECD Country” means a country that is a member of the OECD or any successor organization at the time of the occurrence of a payment default or acceleration specified in the Event of Default (or, to the extent that the OECD or a successor organization no longer exists, at the time the relevant organization ceased to exist).

“Officer” means, with respect to any Person, the chairman of the board, the chief executive officer, the chief financial officer, the president, any executive vice president, senior vice president or vice president, the treasurer or any assistant treasurer, the secretary or any assistant secretary for such Person, authorized to represent such Person in the relevant matter.

“Officer’s Certificate” means a certificate signed on behalf of the Company or the Guarantor, as the case may be, by an Officer of the Company or the Guarantor, as applicable, that meets the requirements set forth in this Indenture.

“Opinion of Counsel” means a written opinion from legal counsel, which may be an employee of or counsel to the Company or the Guarantor, as the case may be.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor, as applicable, acts as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(3) Securities as to which Legal Defeasance has been effected pursuant to Section 14.02; and

(4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause) and (D) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor.

“Par Call Date” has the meaning specified in Section 2.03.

“Payor” has the meaning specified in Section 2.03.

“Paying Agent” means any Person (which may include the Company, the Guarantor or the Trustee) authorized by the Company or the Guarantor to pay the principal of or any premium or interest on any Securities on behalf of the Company or the Guarantor.

“Permitted Liens” means:

A. Liens existing on the Issue Date;

B. Liens arising by operation of law, by contract having an equivalent effect, from rights of set-off arising in the ordinary course of business between the Company or the Guarantor, as the case may be, and any of their respective suppliers or customers, or from rights of set-off or netting arising by operation of law (or by contract having similar effect) by virtue of the provision to the Company or the Guarantor, as the case may be, of clearing bank facilities or overdraft facilities;

C. any Lien over:

(1) the receivables of a Securitization Entity (and any bank account to which such proceeds are deposited) which are subject to a Non-recourse Securitization as security for Non-recourse Securitization Debt raised by such Securitization Entity in respect of such receivables; and/or
(2) the shares or other interests owned by any Member of the Group in any Securitization Entity as security for Non-recourse Securitization Debt raised by such Securitization Entity provided that the receivables or revenues which are the subject of the relevant Non-recourse Securitization comprise all or substantially all of the business of such Securitization Entity;

D. any Liens on assets acquired by a Member of the Group after the Issue Date, provided that (i) such Lien was existing or agreed to be created at or before the time the relevant asset was acquired by a Member of the Group, (ii) such Lien was not created in contemplation of such acquisition, and (iii) the principal amount then secured does not exceed the principal amount of the committed financing then secured (whether or not drawn), with respect to such assets at the time the relevant asset was acquired by a Member of the Group;

E. any Lien created to secure all or any part of the purchase price, or to secure Quoted Indebtedness incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or the Guarantor after the Issue Date, provided, that (i) any such Lien shall extend solely to the item or items of property (or improvement thereon) so acquired or constructed and (ii) the principal amount of Quoted Indebtedness secured by any such Lien shall at no time exceed an amount equal to the fair market value of such property (or any improvement thereon) at the time of such acquisition or construction;

F. any Lien securing Quoted Indebtedness incurred to refinance other indebtedness itself secured by a Lien included in Clauses (A), (B), (D) or (E) above, but only if the principal amount of the Quoted Indebtedness is not increased and only the same assets are secured as were secured by the prior Lien;

G. any Lien provided in favor of any bank or governmental (central or local), intergovernmental or supranational body, agency, department or other authority securing any of the Company’s or the Guarantor’s Quoted Indebtedness under a loan scheme operated by (or on behalf of) Banco Nacional de Desenvolvimento Economico e Social, Finame, Banco de Minas Gerais, the United States Department of Energy, the United States Department of the Treasury, a member country of the OECD, Argentina, Brazil, China, India, South Africa or any supranational entity (such as the European Bank for Reconstruction and Development or the International Finance Corporation) where the provision of such Lien is required for the relevant loan; or

H. (i) any Lien created on the shares of capital stock of any of the Guarantor’s subsidiaries, and (ii) any Lien created on the assets of any of the Guarantor’s subsidiaries of the type described in Clause (E) above other than shares of capital stock of any of the Guarantor’s subsidiaries.

“Person” means any individual, firm, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Peugeot Invest” means the société anonyme registered with the registre du commerce et des sociétés of Nanterre under number 562 075 390.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified by Section 3.01.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Qualifying Guarantee” means a direct or indirect guarantee in respect of any Indebtedness or a direct or indirect indemnity against the consequences of a default in the payment of any Indebtedness, other than, in each case, by endorsement of negotiable instruments, letters of credit or reimbursement agreements in the ordinary course of business.

“Quoted Indebtedness” means any Indebtedness in the form of, or represented by, bonds, notes, debentures, loan stock or other securities and which at the time of issue is, or is capable of being, quoted, listed or ordinarily dealt in on any stock exchange or over-the-counter market or other securities market (whether or not initially distributed by means of a private placement).

“Rating Agency ” means Moody’s or S&P (each as herein defined), or, if either such entity ceases to rate the Notes for reasons outside of the control of the Guarantor (where applicable) or the Company, any other “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act.

“Rating Date” means (i) the date one Business Day prior to the occurrence of an event specified in clauses (1) or (2) of the definition of Change of Control or, if applicable, and only with respect to the type of transaction specified in clause (1) of the definition of Change of Control, the date one Business Day before the first public announcement of a definitive agreement with respect to such transaction and (ii) in the event that a Rating Agency has announced a Rating Decline of the Securities within 90 calendar days prior to the occurrence of an event specified in clauses (1) or (2) of the definition of Change of Control or, if applicable, and only with respect to the type of transaction specified in clause (1) of the definition of Change of Control, within 90 calendar days before the first public announcement of a definitive agreement with respect to such transaction, and the official statement issued by a Rating Agency announcing the Rating Decline refers to such event or transaction as a reason for such downgrade, the date one Business Day prior to such announcement by a Rating Agency.

“Rating Decline”, with respect to a series of Securities, means the occurrence on any date within the 90-calendar day period following the occurrence of the event specified in clauses (1) or (2) of the definition of a Change of Control (which period shall be extended so long as during such period any rating of the Securities of the applicable series is under publicly announced consideration for possible downgrade by a Rating Agency, provided that such extension shall not be for more than 30 calendar days) of: (i) in the event such Securities are rated by any Rating Agency on the Rating Date below Investment Grade (a) the rating of such Securities by such Rating Agency is downgraded by at least one rating category below the rating of such Securities by such Rating Agency on the Rating Date and not subsequently upgraded to its earlier rating (or better) by such Rating Agency within such period, or (b) such Securities cease to be rated by such Rating Agency and such Rating Agency does not subsequently reinstate the earlier rating (or better) that it had assigned to such Securities during such period; or (ii) in the event such Securities are rated by any Rating Agency on the Rating Date as Investment Grade (a) the rating of such Securities by such Rating Agency is downgraded to below Investment Grade and not subsequently upgraded to Investment Grade by such Rating Agency within such period, or (b) such Securities cease to be rated by such Rating Agency and such Rating Agency does not subsequently reinstate an Investment Grade rating to such Securities during such period, provided that: (x) any such decision of the relevant Rating Agency to downgrade or cease to rate such Securities referred to in paragraph (i) or (ii) above shall not be deemed to have occurred in respect of a particular Change of Control if such Rating Agency does not publicly announce or confirm that such decision was the result, in whole or in part, of the event specified in clauses (1) or (2) of the definition of a Change of Control; and (y) if at the time of the event specified in Clauses (1) or (2) of the definition of Change of Control such Securities are not rated by a Rating Agency, and no Rating Agency assigns an Investment Grade rating to such Securities within the 90-calendar day period following the occurrence of the event specified in clauses (1) or (2) of the definition of a Change of Control, a Rating Decline will be deemed to have occurred. In determining how many rating categories the rating of such Securities has decreased, gradation will be taken in account (e.g., with respect to S&P’s, a decline in a rating from BB+ to BB, or from BB to BB-, will constitute a decrease of one rating category).

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price (exclusive of any accrued interest) at which it is to be redeemed pursuant to this Indenture. The Trustee shall have no responsibility to calculate the Redemption Price.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

“Related Party” means (i) each of the owners and beneficial holders of interests in Giovanni Agnelli B.V. (at the Issue Date) and each of their spouses, heirs, legatees, descendants and blood relatives to the third degree, (ii) Giovanni Agnelli B.V., (iii) any Person directly or indirectly under the Control of Giovanni Agnelli B.V., (iv) Etablissements Peugeot Frères, (v) any Person directly or indirectly under the Control of Etablissements Peugeot Frères, (vi) Peugeot Invest, or (vii) any Person directly or indirectly under the Control of Peugeot Invest. For the purposes of this definition, the term “Control” means (1) the direct or indirect ownership (beneficial or otherwise) of more than 50% of the Voting Stock of a Person measured by voting power rather than number of shares or (2) the power to appoint or remove all or the majority of the directors or other equivalent officers of a Person.

“Relevant Jurisdiction” has the meaning specified in Section 2.03.

“Responsible Officer”, when used with respect to the Trustee, means any vice president, assistant vice president, assistant secretary, any senior associate, any associate, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of this Indenture.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05.

“Securitizable Asset” means receivables, loans, installment sales contracts, leases and/or leased assets, and incidental assets related thereto (or any interests therein) or interests or securities representing or dependent on collection of any of the foregoing.

“Securitization Entity” means any special purpose vehicle created for the sole purpose of carrying out, or otherwise used solely for the purpose of carrying out a Non-recourse Securitization or any other Subsidiary which is effecting Non-recourse Securitization.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Standard Securitization Undertaking” means representations, warranties, covenants, guarantees and indemnities entered into by any Member of the Group from time to time which are customary in relation to Non-recourse Securitization, including any payment or performance undertakings with respect to origination or servicing obligations or undertakings with respect to breaches of representations or warranties.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means, with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) more than 50% of the outstanding capital stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiary of such Person; and (2) any partnership, joint venture, limited liability company or similar entity of which (a) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, or (b) such Person is a controlling general partner or otherwise controls such entity.

“Substitute” has the meaning specified in Section 8.04.

“Substitution by Guarantor Documents” has the meaning specified in Section 8.03.

“Substitution by Treasury Subsidiary Documents” has the meaning specified in Section 8.04.

“Taxes” has the meaning specified in Section 2.03.

“Treasury Rate” has the meaning specified in Section 2.03.

“Treasury Subsidiary” means (A) Fiat Chrysler Finance Europe société en nom collectif, acting through its UK Branch (B) Stellantis Finance US Inc., and (C) any other Subsidiary of the Guarantor the primary purpose of which is borrowing funds, issuing securities or incurring Indebtedness from third parties. For the avoidance of doubt, “Treasury Subsidiary” does not, and shall not be deemed to, include any Financial Services Subsidiary.

“Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, including the rules promulgated thereunder, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended and any successor statute thereto.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Voting Stock” of any Person as of any date means the capital stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

SECTION 1.02.    Compliance Certificates and Opinions.

Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as applicable, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an Officer of the Company or the Guarantor or an Opinion of Counsel, if to be given by counsel, and shall in each case comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.04) shall include,

(1)    a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)    a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.    Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company or the Guarantor, as applicable, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as applicable, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.    Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments, or record or both, are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section 1.04.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof, or may be proved in such other manner as shall be deemed sufficient by the Trustee. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor, in reliance thereon, whether or not notation of such action is made upon such Security.

The Company or the Guarantor may, in the circumstances permitted by the Trust Indenture Act, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company or the Guarantor, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

The Trustee may, in the circumstances permitted by the Trust Indenture Act, set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any notice of default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s or the Guarantor’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company or the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

With respect to any record date set pursuant to this Section 1.04, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.04, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05.    Notices, Etc., to Trustee, the Company and the Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)    the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

(2)    the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent to the Company or the Guarantor, as applicable, addressed to it at the address of its principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as applicable. The Company, the Guarantor or the Trustee by written notice to the others may designate additional or different addresses for subsequent notices or communications.

(3)    the Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company and/or the Guarantor, as applicable, shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Persons”) and containing specimen signatures of such

Authorized Persons, which incumbency certificate shall be amended by the Company and/or the Guarantor, as applicable, whenever a person is to be added or deleted from the listing. If the Company and/or the Guarantor, as applicable, elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company and the Guarantor understand and agree that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Person listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Person. The Company and the Guarantor shall be responsible for ensuring that only Authorized Person transmit such Instructions to the Trustee and that the Company, the Guarantor and all Authorized Persons are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company and/or the Guarantor, as applicable. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company and the Guarantor agree, other than, in each case, with respect to gross negligence or willful misconduct on the part of the Trustee arising out of or in connection with any such actions taken or omitted: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company and/or the Guarantor, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

SECTION 1.06.    Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be deemed to have been duly given (unless otherwise herein expressly provided including redemption notices to Holders pursuant to Article Eleven hereof) if in writing and sent to each Holder affected by such event, at his or her address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail as contemplated herein, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Where this Indenture provides for notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Security (or its designee), pursuant to its applicable procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

SECTION 1.07.    Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08.    Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.    Successors and Assigns.

All covenants and agreements in this Indenture by the Company and the Guarantor shall bind each of their respective successors and assigns, whether so expressed or not. All covenants and agreements of the Trustee in this instrument shall bind its successors and assigns.

SECTION 1.10.    Separability Clause.

In case any provision in this Indenture, in any Guarantee or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 1.11.    Benefits of Indenture.

Nothing in this Indenture, in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.    Governing Law; Waiver of Jury Trial

This Indenture, the Guarantees and the Securities shall be governed by and construed in accordance with the law of the State of New York. EACH OF THE COMPANY, THE GUARANTOR, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 1.13.    Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security established as contemplated by Section 3.01 and which specifically states that such provision shall apply in lieu of this Section 1.13) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Maturity; provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be to the date of such payment (unless otherwise provided).

SECTION 1.14.    Authorized Agent; Submission to Jurisdiction; Waiver of Immunity.

(1)    By the execution and delivery of this Indenture the Guarantor (i) acknowledges that it will, by separate written instrument, designate and appoint Fiat Chrysler Finance North America Inc., 1000 Chrysler Drive, Auburn Hills, MI 48326 (the “Authorized Agent”) (and any successor entity) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Indenture that may be instituted in any U.S. federal or state court in the State of New York, New York County or brought under U.S. federal or state securities laws, and acknowledge that the Authorized Agent will accept such designation, (ii) submits itself and its property to the non-exclusive jurisdiction of any such court in any such suit or proceeding, (iii) consent that any such proceeding may be brought in any such court and any objection that it may now or hereafter have to the venue of any such proceeding in any such court or that such proceeding was brought in any inconvenient court and agrees not to plead or claim the same, (iv) agrees not to dispute that such service of process upon the Authorized Agent and written notice of said service to the Guarantor in accordance with Section 1.05 will be in every respect effective service of process upon the Guarantor in any such suit or proceeding and (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(2)    To the extent that the Guarantor may be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to or arising out of this Indenture, to claim for itself or its revenues, assets or properties immunity (whether by reason of sovereignty or otherwise) from suit, from the jurisdiction of any court (including but not limited to any court of the United States of America or the State of New York), from attachment prior to judgment, from setoff, from execution of a judgment or from any other legal process, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), the Guarantor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the extent permitted by law.

ARTICLE TWO

SECURITY FORMS

SECTION 2.01.    Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article Two, or in such other form as shall be established from time to time by or pursuant to a Board Resolution and, subject to Section 3.03, determined in the manner provided in the Officer’s Certificate of the Company or established in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indentures supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this instrument, or as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

Any Guarantee to be endorsed on and to relate to the Securities of any series shall each be in substantially the applicable form set forth in this Article Two, or in such other form as shall be established from time to time by or pursuant to a Board Resolution or determined in a manner provided in the Officer’s Certificate of the Guarantor or established in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indentures supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Guarantees, as evidenced by their execution of the Guarantees. If the form of the Guarantee is to be endorsed on the Securities of any series and such form of Guarantee is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary, or officer or person serving in a similar capacity, of the applicable Guarantor and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.02.    Form of Face of Security.

The Securities shall be in substantially the following form:

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                                CUSIP No.

[Title of Security]

No.                                     $             .

STELLANTIS FINANCE US INC.

Stellantis Finance US Inc, a corporation under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ______________ U.S. dollars on ______________[if this Security is to bear interest prior to Maturity, insert – , and to pay interest thereon from __________or the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually] in arrears on ________ and ________ in each year, commencing __________, at the rate of % per annum, until the principal hereof is paid or made available for payment, [if applicable, insert – provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be _________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]
[If the Security is not to bear interest prior to Maturity, insert – The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____ % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment.]

Payment of the principal of (and premium, if any) and [if applicable, insert – any such] interest on this Security shall be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, against surrender of this Security in the case of any payment due at the Maturity of the principal hereof (other than any payment of interest that first becomes payable on a day other than an Interest Payment Date); provided, however, that at the option of the Company payment of interest may be made (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (2) by wire transfer in immediately available funds at the bank account number maintained within the United States as may be designated by the Person entitled thereto, as specified in the Security Register in writing; and provided, further, that if this Security is a

Global Security, payment shall be made pursuant to the applicable procedures of the Depositary as permitted in the Indenture.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authentication agent on its behalf referred to on the reverse hereof by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or electronic signature by a duly authorized Officer of the Company.

Dated __________

STELLANTIS FINANCE US INC.,

As the Company

By: _________________________

SECTION 2.03.    Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Company of this series (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of , 20 (the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert – [initially] limited in an aggregate principal amount to $__________, [provided that the Company may, without the consent of any Holder, at any time and from time to time increase the initial principal amount.] Unless otherwise defined, all terms used herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Save for any provision as to withholding or deduction of taxes, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

[If applicable, insert – In the event that the Company or the Guarantor becomes obligated to make payments in respect of the Securities, the Company or the Guarantor, as applicable, shall make all payments of principal of (and premium, if any, on), interest on (whether on scheduled payment dates or upon acceleration) any Securities, free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (collectively, “Taxes”) imposed, collected, withheld, assessed or levied by or on behalf of any jurisdiction in which the Company, the Guarantor, a Paying Agent, or any other Person on behalf of the Company or the Guarantor, or any successor thereto (each, a “Payor”) is incorporated, organized or tax resident, or any governmental authority or political subdivision thereof or therein having the power to tax (a “Relevant Jurisdiction”), unless the withholding or deduction of the Taxes is required by law of any Relevant Jurisdiction.

Where the withholding or deduction of Taxes is required by the law of any Relevant Jurisdiction, the Payor will, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities such additional amounts (“Additional Amounts”) as are necessary so that the net payment by the Company or the Guarantor or a paying agent or other Payor of the principal of and interest on such Securities, after deduction for any present or future tax, assessment or governmental charge of a Relevant Jurisdiction, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of such Securities had no withholding or deduction been required. Any obligation to pay Additional Amounts shall not apply:

(1)    to any Taxes that are only payable because a present or former type of connection exists or existed between the Holder or beneficial owner of the Securities and a Relevant Jurisdiction other than a connection related solely to purchase, ownership or mere holding of the Securities or the receipt of principal or interest in respect of it;

(2)    to any Taxes that are imposed or withheld by the United States of America solely because the beneficial owner, or a fiduciary, settlor, beneficiary or member of the beneficial owner if the beneficial owner is an estate, trust or partnership, or a person holding a power over an estate or trust administered by a fiduciary holder:
a.    is or was a citizen or resident or is or was treated as a resident of the United States of America;

b.    is or was a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States of America or is or was a corporation that has accumulated earnings to avoid United States of America federal income tax;

c.    is or was a bank receiving interest described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

d.    is or was an actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of the Company or the Guarantor entitled to vote; or

e.    is or was subject to tax under Section 4948(a) of the Code;

(3)    to any Holder of the Securities that is not the sole beneficial owner of such Securities, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an Additional Amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(4)    to any Taxes that are imposed or withheld because the beneficial owner of the Securities or any other person failed to accurately comply with a request from the Company, the Guarantor or any paying agent to meet certification, identification or information reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of the Securities or to satisfy any information or reporting requirement, or to present the relevant Security (if certificated), if compliance such action is required as a precondition to exemption from, or reduction in, such tax, assessment or other governmental charge by the Relevant Jurisdiction;

(5)    to any Taxes that are imposed other than by withholding or deduction by the Company or the Guarantor or a paying agent from the payment;

(6)    to any Taxes that are imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective after the day on which the payment becomes due or is duly provided for, whichever occurs later;

(7)    to any estate, inheritance, gift, sales, excise, transfer, wealth, personal property or similar Taxes;

(8)    to any Taxes any paying agent (which term may include the Company and the Guarantor) must withhold from any payment of principal of or interest on any Securities, if such payment can be made without such withholding by any other paying agent;

(9)    to any Taxes imposed pursuant to the Dutch Withholding Tax Act 2021 (Wet Bronbelasting 2021); or

(10)    in the case of any combination of the above items.

In addition, any amounts to be paid on the Securities shall be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and no Additional Amounts shall be required to be paid on account of any such deduction or withholding.

Whenever in this Security or the Indenture there is mentioned, in any context other than the case of Section 5.02 of the Indenture, the payment of principal (and premium, if any) [if applicable, insert - the Redemption Price, if any,] interest or any other amount payable under or with respect to the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context Additional Amounts are, were or would be payable by the Company or the Guarantor in respect thereof.]

[If applicable, insert – Prior to ____________ (the “Par Call Date”), the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus _____ basis points, less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to _____% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m.,

New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Securities to be redeemed except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of the Indenture.

In the case of a partial redemption, selection of the Securities for redemption shall be made by lot. For so long as the Securities are held by DTC, Euroclear or Clearstream (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the depositary.]

[If applicable, insert – The Securities are subject to redemption upon not less than ___days’ nor more than ___ days’ notice, [if applicable, insert – (1) on _____________ in any year commencing with the year __________ and ending with the year __________ through operation of the sinking fund for this series at a Redemption Price equal to ___% of the principal amount, and (2)] at any time [if applicable, insert – on or after ________, 20 ____ ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning _______ of the years indicated,

Year        Redemption Price        Year        Redemption Price

and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert – If (a) a Payor becomes or shall become obligated to pay Additional Amounts with respect to any Securities as result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction, or any change in the official interpretation of the laws or regulations of a Relevant Jurisdiction, which change or amendment becomes effective after _______, 20___, and (b) such obligation cannot be avoided by the Company taking reasonable measures available to the Company, the Company may, at its option, having given not less than ___ days notice to the Holders of such Securities (which notice shall be irrevocable), redeem all, but not a portion of, the Securities at any time at ___ % of their principal amount, plus accrued but unpaid interest to, but excluding, the Redemption Date; provided that no such notice of redemption shall be given earlier than ___ days prior to the earliest date on which the applicable Payor would be obliged to pay such Additional Amounts were a payment in respect of the Securities then due. Prior to the delivery of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officer’s Certificate stating that the requirements referred to in (a) and (b) above are satisfied, and (ii) an Opinion of Counsel to the effect that the applicable Payor has or will become obliged to pay such Additional Amounts as a result of the change or amendment, in each case to be held by the Trustee and made available for viewing at the offices of the Trustee on written request by any Holder of the Securities.]

[If applicable, insert – The sinking fund for this series provides for the redemption on __________ in each year beginning with the year __________ and ending with the year __________ of [if applicable, insert – not less than $__________ (“mandatory sinking fund”) and not more than] $__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert – mandatory] sinking fund payments may be credited against subsequent [if applicable, insert – mandatory] sinking fund payments otherwise required to be made [if applicable, insert – , in the inverse order in which they become due].]

[If the Security is subject to redemption of any kind, insert – On and after the Redemption Date, interest shall cease to accrue on the Securities or any portion of the Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest. On or before the Redemption Date, the Company shall deposit with a Paying Agent or the Trustee money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on that date. The Trustee shall not be responsible for determining or calculating the Redemption Price of the Securities or the Treasury Rate.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert – The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

[If the Security is not an Original Issue Discount Security, insert – If an Event of Default with respect to the Securities shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert – If an Event of Default with respect to the Securities shall occur and be continuing, an amount of principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [– insert formula for determining the amount]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company or the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company or the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions (i) permitting the Holders of not less than a majority of the aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture with respect to such Securities and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of at least 25% of the principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of $__________ and any integral multiples of $_______ in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

As provided in the Indenture, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to the Guarantee endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantee.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee and any such agent shall be affected by notice to the contrary.

[If applicable, insert – Except in the limited circumstances described in Section 3.05 of the Indenture, the Securities shall be issued in the form of one or more Global Securities and [____________] shall be the Depositary for such Global Securities.]

[If applicable, insert – Interest on the principal balance of this Security shall be calculated on the basis of a [365- or 366-day year, as appropriate, for the actual number of days elapsed] [360-day year of twelve 30-day months.]]

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.04.    Securities in Global Form.

If any Security of a series is issuable in global form, such Global Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Security.

Global Securities may be issued in either temporary or permanent form. Permanent Global Securities will be issued in definitive form.

Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 2.05.    Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
as Trustee

By: [______________________________]
Authorized Signatory

SECTION 2.06.    Form of Guarantee

(1)    Any Guarantee shall be represented by a Guarantee endorsed on the Securities of the series covered by the applicable Guarantee or by any other means permitted by law.

(2)    If the Guarantee is to be represented by a Guarantee endorsed on and relating to the Securities of a particular series authenticated and delivered hereunder, such Guarantee shall, subject to Section 2.01, be in substantially the form set forth below:

GUARANTEE

For value received, Stellantis N.V., a public company with limited liability (naamloze vennootschap) incorporated under Dutch law (herein called the “Guarantor” which terms include any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby irrevocably, fully and unconditionally guarantees to the Trustee and to each Holder of this Security, which has been authenticated and delivered by the Trustee or its Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), and any premium and interest (together with any Additional

Amounts payable pursuant to the terms of this Security), on this Security [If applicable, insert – and the due and punctual payment of the sinking fund payments, if any,] and all other obligations of the Company to the Holders or the Trustee provided for pursuant to the terms of the Indenture and this Security, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of this Security and of the Indenture. In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of this Security), [If applicable, insert – sinking fund payment], or analogous obligation, the Guarantor agrees duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and unsubordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of this Security, any modification of this Security, any invalidity, irregularity or unenforceability of this Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of this Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to this Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this

Guarantee will not be discharged as to this Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of this Security), thereon. The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment. This Guarantee shall not be valid or become obligatory for any purpose with respect to this Security until the certificate of authentication on this Security shall have been signed by the Trustee.

The Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that this Guarantee not constitute (i) a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to this Guarantee or (ii) an unlawful distribution under any applicable state law prohibiting shareholder distributions by an insolvent Subsidiary to the extent applicable to the Guarantee.

All terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture or the Security upon which this Guarantee is endorsed.

This Guarantee is subject to certain limitations and waivers set forth in the Indenture, as it may be supplemented from time to time.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be signed manually or electronically by its duly authorized officer or representative.

STELLANTIS N.V.,
As Guarantor

By: [______________________________]
Authorized Signatory

ARTICLE THREE

THE SECURITIES

SECTION 3.01.    Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company and, subject to Section 3.03, set forth, or determined in the manner provided, in an Officer’s Certificate of the Company or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1)    any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, Section 9.06 or 11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

(2)    the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(3)    the date or dates on which the principal and any premium of any Securities of the series are payable or the method of determination thereof;

(4)    the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(5)    the rate or rates (which may be fixed or variable), or the method of determination thereof, at which any Securities of the series shall bear interest, if any, including the rate of interest applicable on overdue payments of principal or interest, if different from the rate of interest stated in the title of the Security, the date or dates from which any such interest shall accrue, or the method of determination thereof, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for any such interest payable on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30 day months;

(6)    the place or places where the principal of and any premium and interest on any Securities of the series shall be payable and the manner in which any payment may be made;

(7)    the period or periods within which, the price or prices at which, the currency, currencies, currency unit or composite currency in which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the

Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

(8)    the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which, the currency, currencies, currency unit or composite currency in which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9)    if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

(10)    if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to a financial or economic measure or pursuant to a formula, the manner in which such amounts shall be determined;

(11)    if other than the currency of the United States of America, the currency, currencies, currency units or composite currency in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for the purposes of making payment in the currency of the United States of America and applying the definition of “Outstanding” in Section 1.01;

(12)    if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies, currency units or composite currencies other than that or those in which such Securities are stated to be payable, the currency, currency units or composite currencies in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(13)    if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or, if applicable, the portion of the principal amount of Securities of the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

(14)    if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(15)    if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method

(which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), the manner in which such amounts shall be determined;

(16)    provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

(17)    whether and under what circumstances, if any, the Company or the Guarantor will pay Additional Amounts as contemplated by Section 10.08 on the Securities of the series to any Holder in respect of any tax, assessment or governmental charge and, if so, whether and under what circumstances, if any, the Company or the Guarantor will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

(18)    if applicable, that the Securities of the series, shall be subject to either or both of Legal Defeasance or Covenant Defeasance as provided in Article Fourteen;

(19)    if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any addition to, elimination of or other changes in the circumstances set forth in Clause (2) of the last paragraph of Section 3.05(a) in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

(20)    any addition to, elimination of or other change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

(21)    any addition to, elimination of or other change in the covenants set forth in Article Ten or elsewhere herein which applies to Securities of the series;

(22)    the terms and conditions, if any, pursuant to which the Securities are convertible or exchangeable for Common Shares or other securities; and

(23)    any other terms of the series (in compliance with the provisions of this Indenture, including as permitted by Section 9.01).

All Securities of any one series shall be substantially identical, whether or not Securities of such series have been registered under the Securities Act or any state securities law, except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officer’s Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time and, unless otherwise provided or contemplated by this Section 3.01 with respect to a series of Securities, additional Securities of a series may be issued at the option of the Company, without the consent of any Holder, at any time and from time to time; provided that, if the additional Securities of a series do not trade fungibly with the other Securities of such series, whether due to registration or absence of registration under the Securities Act, the initial interest period or otherwise, the additional Securities shall have a separate CUSIP number. To the extent any terms of a series of Securities established as provided or contemplated by this Section 3.01 shall be inconsistent with any provisions of this Indenture, such terms shall supersede the inconsistent provisions of this Indenture for all purposes related to such series of Securities.

If any of the terms of the series or any related Guarantee are established by action taken pursuant to a Board Resolution of the Company or the Guarantor, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

SECTION 3.02.    Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03.    Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by at least one Officer of the Company and any Guarantee to be endorsed on the Securities of a particular series shall be executed on behalf of the Guarantor by at least one Officer of the Guarantor. The signature of any of these Officers on the Securities and Guarantees may be manual or electronic.

Securities or Guarantees bearing the manual or electronic signatures of individuals who were at any time the proper Officers of the Company or the Guarantor shall bind the Company and the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities, or the execution and delivery of such Guarantees, as applicable, or did not hold such offices at the date of issuance of such Securities, or the date of delivery of such Guarantees, as applicable.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, if applicable, endorsed with any Guarantees of the Securities of such series, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and an Officer’s Certificate delivered in accordance with Section 1.02, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If any Security shall be represented by a permanent Global Security, then, for purposes of this Section 3.03 and Section 3.04, the notation of a beneficial owner’s interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivered in connection with the original issuance of such beneficial owner’s interest in such permanent Global Security. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating in effect that,

(1)    if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

(2)    if the terms of such Securities have been established by or pursuant to a Board Resolution, that such terms have been established in conformity with the provisions of this Indenture;

(3)    that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and

(4)    that such Guarantees have been duly executed and, when the Securities on which they shall have been endorsed shall have been authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and provided that such Opinion of Counsel need not express any opinion on financial assistance or the consequences thereof.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, including where the size of an Outstanding series of Securities is increased as contemplated in Section 3.01, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual or electronic signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such

Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee endorsed thereon on behalf of the Guarantor; if the Guarantee is thereafter attached pursuant to an order of the Guarantor, then after authentication of the corresponding Guarantee, the corresponding Guarantee shall be deemed delivered. The Trustee, in accordance with the Company Order and order of the applicable Guarantor, shall authenticate the Guarantee and deliver such Securities.

SECTION 3.04.    Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which may have endorsed thereon Guarantees duly executed by the Guarantor, which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series, which may have endorsed thereon a Guarantee duly executed by the Guarantor, to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, having endorsed thereon a Guarantee duly executed by the Guarantor, upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, which may have endorsed thereon a Guarantee duly executed by the Guarantor, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

SECTION 3.05.    Registration, Registration of Transfer and Exchange.

(a)    The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register” although in no circumstances shall the register be kept in the United Kingdom) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, which shall have endorsed thereon any Guarantees which were endorsed on the Securities so surrendered.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, and having endorsed thereon any Guarantees which were endorsed on the Securities so surrendered.

All Securities and any Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, as applicable, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, Section 9.06 or 11.07 not involving any transfer.

If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the giving of a notice of redemption of any such Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (C) issue, register the transfer of or exchange any Security that has been surrendered for repayment at the option of the Holder, except the portion, if any, of the Security that is not to be repaid.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture, any indenture supplemental hereto, the Securities or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, any indenture supplemental hereto and the Securities, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

The provisions of Clauses (1), (2), (3), (4) and (5) below shall apply only to Global Securities:

(1)    Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(2)    Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 3.01, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Security and the Company does not appoint another institution to act as Depositary within 90 days or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security and a Holder of the series of Securities represented by such Global Security requests registered Securities or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

(3)    Subject to Clause (2) above and to such applicable provisions, if any, as may be specified as contemplated by Section 3.01, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4)    Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 3.05, Sections 3.04, 3.06, Section 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(5)    Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

SECTION 3.06.    Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, the Guarantor and any of their respective agents harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.    Payment of Interest; Interest Rights Preserved.

Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest or, if no business is conducted by the Trustee at its Corporate Trust Office on such date, at 10:00 a.m., New York City time, on such date.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1)    The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities are payable (except as otherwise established as contemplated by Section 3.01 in respect of such Securities) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)    The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause (2), such manner of payment shall be deemed practicable by the Trustee.

Except as may be provided in this Section 3.07 or as contemplated in Section 3.01 with respect to any Securities of a series, the Person to whom interest shall be payable on any Security that first becomes payable on a day that is not an Interest Payment Date shall be the Holder of such Security on the day such interest is paid.
Subject to the foregoing provisions of this Section 3.07, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08.    Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any of their respective agents shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor, the Trustee and any of their respective agents shall be affected by notice to the contrary.

SECTION 3.09.    Cancellation.

All Securities surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment or analogous obligation shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it in accordance with its customary procedures. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as reasonably directed by a Company Order in accordance with the Trustee’s customary procedure; provided, however, that the Trustee shall not be required to destroy such cancelled Securities.

SECTION 3.10.    Computation of Interest.

Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3.11.    CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers, and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. Any such redemption shall not be affected by any defect in or omission of such numbers.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

SECTION 4.01.    Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of any Security expressly provided for herein or in the terms of such Security), and the Trustee, upon receipt of Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

(1)    either

(A)    all Securities of a series theretofore authenticated and delivered (other than (i) Securities of such series which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

(B)    all Securities of such series not theretofore delivered to the Trustee for cancellation

(i)    have become due and payable, or

(ii)    will become due and payable at their Stated Maturity within one year, or

(iii)    are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, as the case may be, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities of a series not theretofore delivered to the Trustee for cancellation (other than Securities of a series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06), for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

(2)    the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company in respect of such Securities;

(3)    no default or Event of Default then exists; and

(4)    the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, with respect to Securities of any series pursuant to this Section 4.01, the obligations of the Company and the Guarantor to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to sub-Clause (B) of Clause (1) of this Section 4.01 and the obligations of the Trustee under Section 4.02, in each case with respect to such Securities, shall survive.

SECTION 4.02.    Application of Trust Money.

All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Guarantees and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE

REMEDIES

SECTION 5.01.    Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless otherwise provided in an Officer’s Certificate of the Company or any indenture supplemental hereto creating such series of Securities pursuant to Section 3.01 of this Indenture:

(1)    default of the Company for 5 days or more in the payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series;

(2)    default of the Company for 30 days or more in the payment when due of interest or any Additional Amounts payable on or with respect to Securities of such series;

(3)    failure of the Company or the Guarantor to comply with their obligations set forth in Section 8.01 with respect to Securities of such series;

(4)    failure of the Company to comply for 60 days after notice to the Company by the Trustee or to the Company and the Trustee by Holders of least 25% in principal amount of Securities of such series then Outstanding with the Company’s obligation to make a Change of Control Offer as described under Section 10.10 with respect to Securities of such series;

(5)    failure of the Company to comply for 90 days after notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in principal amount of the Securities of such series then Outstanding with any of its other obligations, covenants or agreements contained in this Indenture or Securities of such series;

(6)    the Indebtedness of the Company or the Guarantor or the Indebtedness of a Material Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds €250 million; provided, however, that it shall be deemed not to be an Event of Default if such Indebtedness is paid or otherwise acquired or retired (or for which such failure to pay or acceleration is waived or rescinded) within 30 Business Days after such failure to pay or such acceleration;

(7)    the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of their property, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(8)    the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of their property, or the making by it of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action;

(9)    the Company ceases to be Controlled directly or indirectly by the Guarantor, for which purpose the Guarantor shall be deemed to Control the Company only if the Guarantor directly or indirectly, through one or more companies Controlled by it within the meaning of this definition, (a) owns more than 50% of the voting share capital of the Company; or (b) has power to appoint or remove more than 50% of the board of directors (or other similar senior supervisory body) of the Company;

(10)    the Guarantee shall be held in any judicial proceeding (in each case being a judgment or order from which no further appeal or judicial review is permissible under applicable law) to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor shall deny or disaffirm its obligations under the Guarantee, as the case may be; or

(11)    any other Event of Default provided with respect to Securities of such series.

SECTION 5.02.    Acceleration of Maturity; Rescission and Annulment; Waiver of Existing Default.

If any Event of Default (other than of a type specified in Section 5.01(7) or Section 5.01(8) with respect to the Company or the Guarantor occurs and is continuing under this Indenture with respect to the Securities of any series, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of that series then Outstanding may declare the principal, premium, if any, interest and any other monetary obligations on all the then Outstanding Securities of that series to be due and payable immediately. Upon the effectiveness of such declaration, such principal and interest shall be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising under Section 5.01(7) or Section 5.01(8), all Outstanding Securities of that series will become due and payable without further action or notice. The Trustee may withhold from the Holders notice of any continuing default, except a default relating to the payment of principal, premium, if any, or interest, if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that withholding notice is in the Holders’ interest.

The Holders of a majority in aggregate principal amount of the then Outstanding Securities of that series by notice to the Trustee may, on behalf of the Holders of all of the Securities of that series, waive any existing default with respect to the Securities of that series and its consequences thereof under this Indenture (except a continuing default in the payment of interest on, premium, if any, or the principal of any Securities of that series held by a non-consenting Holder) and rescind any acceleration with respect to the Securities of that series and its consequences (except if such rescission would conflict with any judgment of a court of competent jurisdiction). In the event of any Event of Default specified in Section 5.01(6), such Event of Default and all consequences thereof (excluding any resulting payment default, other than as a result of acceleration of the applicable series of Securities) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders, if within 30 days after such Event of Default arose: (i) the indebtedness that is the basis for such Event of Default has been discharged; (ii) Holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default; or (iii) the default that is the basis for such Event of Default has been cured.

SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

(1)    default is made in the payment of any interest on or Additional Amounts payable in respect of any Security when such interest or Additional Amounts becomes due and payable and such default continues for a period of 30 days, or

(2)    default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof and such default continues for a period of 5 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04.    Trustee May File Proofs of Claim.

In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or any other judicial proceeding relative to the Company, the Guarantor, their respective property or creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, (1) to file and prove a claim for the whole amount of principal and premium, if any, and interest owning and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may (but shall be under no obligation to unless directed in writing by the Holders), on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

SECTION 5.05.    Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture, the Securities or any Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or any Guarantee or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06.    Application of Money Collected.

Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee, including its agents or attorneys, in connection with the Securities under this Indenture;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest and any Additional Amounts payable on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively, and Additional Amounts, respectively; and

THIRD: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomever may be so lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

SECTION 5.07.    Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities or any Guarantee, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1)    such Holder has previously given the Trustee notice that an Event of Default is continuing;

(2)    Holders of at least 25% in aggregate principal amount of the then Outstanding Securities of that series have requested the Trustee to pursue the remedy;

(3)    Holders of the Securities of that series have offered the Trustee security and/or indemnity satisfactory to the Trustee against any loss, liability or expense;

(4)    the Trustee has not complied with such request within 60 days after the receipt thereof and the offer of security or indemnity; and

(5)    and Holders of a majority in aggregate principal amount of the then Outstanding Securities of that series have not given the Trustee a direction inconsistent with such request within such 60-day period;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders).

SECTION 5.08.    Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09.    Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.    Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.    Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.    Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of each affected series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that:

(1)    The Trustee may refuse to follow any such direction that conflicts with any rule of law or with this Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders of the affected series or would involve the Trustee in personal liability; and

(2)    the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13.    Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of each affected series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

(1)    in the payment of the principal of or any premium or interest on any Security of such series, or

(2)    in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such affected series.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.    Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 5.14 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15.    Waiver of Usury, Stay or Extension Laws.

Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that each may lawfully do so) hereby each expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

SECTION 6.01.    Certain Duties and Responsibilities.

(1)    If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(2)    Except during the continuance of an Event of Default:

(i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(3)    The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (2) of this Section 6.01;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved in a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

(4)    Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2) and (3) of this Section 6.01.

(5)    None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(6)    The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 6.02.    Notice of Defaults.

If a default occurs hereunder with respect to Securities of any series and written notice of such default is provided to a Responsible Officer of the Trustee, the Trustee shall give the Holders of Securities of such series notice of such default within 90 days after such written notice is received by such Responsible Officer; provided, however, that in the case of any default of the character specified in Section 5.01(8) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.02, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03.    Certain Rights of Trustee.

Subject to the provisions of Section 6.01:

(1)    The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney, at the sole cost of the Company or the Guarantor, as the case may be, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(2)    Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both subject to the other provisions of this Indenture. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon

(3)    The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

(4)    The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

(5)    Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or the Guarantor shall be sufficient if signed by an Officer of the Company or the Guarantor, as the case may be. The Trustee shall not have any duty to inquire as to the performance of the Company’s or the Guarantor’s covenants herein.

(6)    The Trustee shall not be under any obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders of the Securities unless it receives indemnity and/or security satisfactory to it against any loss, liability or expense which might be incurred by it in compliance with such request or direction.

(7)    In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(8)    The rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and by each agent, custodian and other Person employed to act hereunder.

(9)    The Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties.

(10)    In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(11)    The Trustee may request that the Company or the Guarantor deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

(12)    The permissive rights of the Trustee enumerated herein shall not be construed as duties.

(13)    The Trustee shall not be deemed to have notice of any Default or Event of Default unless written notice of any event which is in fact a Default or Event of Default is received by a Responsible Officer of the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

SECTION 6.04.    Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities and the Guarantees, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05.    May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.06.    Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.07.    Compensation and Reimbursement.

(1)    Each of the Company and the Guarantor agrees (i) to pay to the Trustee from time to time such compensation as the Company, the Guarantor and the Trustee shall, from time to time, agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and (iii) to jointly and severally indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including, but not limited to, the reasonable compensation and the expenses and disbursements of its agents and counsel, and taxes levied other than taxes (including income, capital, franchise taxes) levied because of a connection between the Trustee and the jurisdiction levying the tax other than a connection arising solely as a result of the Trustee performing its obligations under this Indenture)) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Securities, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under the Indenture and the Securities.

(2)    To secure the Company’s and the Guarantor’s payment obligations in this Section 6.07, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on particular Securities.

(3)    The obligations of the Company and the Guarantor under this Section 6.07 shall survive the payment of the Securities, the satisfaction and discharge of the Indenture and the resignation or removal of the Trustee.

(4)    When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or Section 5.01(8), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

SECTION 6.08.    Disqualification; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 6.09.    Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 6.09 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

SECTION 6.10.     Resignation and Removal; Appointment of Successor.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company at least 30 days prior to such resignation. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, with written notice of such action delivered to the Trustee and to the Company and the Guarantor 30 days prior to the Trustee’s removal.

If at any time:

(1)    the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company and the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2)    the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company and the Guarantor or by any such Holder, or

(3)    the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company and the Guarantor by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities or the Securities of any series upon providing 30 days’ written notice to the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees with respect thereto.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company and the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company, the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders and accepted appointment in the manner required by Section 6.11, subject to Section 5.14, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, or the retiring Trustee, at the expense of the Company, may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Company shall give written notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.06. Each notice of such appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. Notices of resignation, removal and appointment may be combined into a single notice.

SECTION 6.11.    Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its outstanding fees (including, but not limited to, reasonable attorney’s fees and expenses), execute and deliver an instrument (in form and substance reasonably satisfactory to the parties executing the same) transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto (in form and substance reasonably satisfactory to the parties executing the same) wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

SECTION 6.12.    Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.    Preferential Collection of Claims Against Company or the Guarantor.

If and when the Trustee shall be or become a creditor of the Company or the Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor or any such other obligor.

SECTION 6.14.    Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate

Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and the Guarantor and shall at all times be a Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by U.S. federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee for such series and to the Company and the Guarantor. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

The Company agrees to pay to each Authenticating Agent from time to time such reasonable compensation for its services under this Section 6.14 as the Company and the Authenticating Agent shall from time to time agree in writing.

If an appointment with respect to one or more series is made pursuant to this Section 6.14, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON
As Trustee

By: [______________________________]
As Authenticating Agent

By: [______________________________]
Authorized Signatory

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.    Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee

(1)    semi-annually, not later than 15 days after each Regular Record Date for Securities of each series at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Date, and

(2)    at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar. For so long as the Trustee acts as Security Registrar, the Company’s obligation to deliver reports shall conclusively be deemed satisfied.

SECTION 7.02.    Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee shall otherwise comply with Trust Indenture Act Section 312(a).

If the Trustee is not the Security Registrar, the Company shall furnish to the Trustee at least two Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities and the Company shall otherwise comply with Trust Indenture Act Section 312(a).

The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03.    Reports by Trustee.

The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted within 60 days after April 15 of each year commencing with the first April 15 after the first date of issuance of Securities.

A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when any Securities are listed on any stock exchange or of any delisting thereof.

SECTION 7.04.    Reports by the Guarantor.

The Guarantor shall, if the Guarantor is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, either (a) file with the Commission or (b) deliver to the Trustee such annual reports and information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to foreign private issuers subject to such Sections within the time periods prescribed for foreign private issuers.

If at any time, the Guarantor is not subject to the periodic reporting requirements of the Exchange Act but continues to be required to file periodic reports with the Netherlands Authority for Financial Markets (Autoriteit Financiële Markten) pursuant to Section 2:394 of the Dutch Civil Code, in conjunction with the Dutch Financial Supervision Act (Wet op het financieel toezicht) or with any other regulatory authority of a member state of the European Union or the United Kingdom pursuant to laws and regulations then applicable to the Guarantor, the Guarantor shall either (a) file with such regulatory authority or (b) deliver to the Trustee such annual reports and information, documents and other reports as are required to be filed by the Guarantor under such laws and regulations.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice or knowledge of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants pursuant to Article Ten (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE EIGHT

CONSOLIDATION, MERGER AND SALE OF ASSETS; SUBSTITUTION

SECTION 8.01.    Company and Guarantor May Consolidate, Etc., Only on Certain Terms.

The Company and the Guarantor are generally permitted to consolidate or amalgamate with or merge with or into, or sell, transfer, or lease or convey all or substantially all of their properties and assets to another Person. However, neither the Company nor the Guarantor shall consolidate or amalgamate with or merge into any other Person, or convey, transfer or lease all or substantially all of its assets to any other Person, unless:

(1)    When the Company or the Guarantor merges or consolidates out of existence or sells or leases its respective properties and assets substantially as an entirety, the other company or firm must be organized under the laws of the United States of America, any state thereof, the District of Columbia, or any territory thereof, the U.K., Canada or any province thereof, Japan, Switzerland, or any member state of the European Union or any political subdivision thereof;

(2)    The Person the Company or the Guarantor merges with or into, or consolidates out of existence with, or sells or leases its properties or assets substantially as an entirety to, shall by an indenture supplemental to the Indenture, executed and delivered to the Trustee, (i) (a) in the case of the Guarantor, expressly guarantee, or (b) in the case of the Company, expressly assume, the due and punctual payment of the principal of and any premium and interest on all Securities, and (ii) expressly assume the performance or observance of every covenant of the Indenture on the part of the Company or the Guarantor, as the case may be, to be performed or observed;

(3)    The consolidation, merger or sale of assets must not cause a default on the Securities, and the Company and the Guarantor must not already be in default (unless the merger or other transaction would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and not been cured. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving the Company default notice or the Company’s default having to exist for a specific period of time were disregarded.

This Section 8.01 shall not restrict any transaction other than a consolidation, amalgamation, merger, conveyance or lease as specified above.

SECTION 8.02.    Successor Substituted.

If the Company or the Guarantor amalgamates or consolidates with or merges with or into any other Person, or sells, transfers, or leases or conveys all or substantially all of their respective properties and assets to another Person, in each case pursuant to Section 8.01, the successor Person in any such transaction shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture and the Securities, and the Company, as the predecessor Person, except in the case of a lease, shall be released from all of its obligations under this Indenture and the Securities.

SECTION 8.03.    Substitution by Guarantor.

The Company may at any time, without the consent of the Holders of the Securities of the relevant series, substitute for itself as principal debtor under the Securities the Guarantor as issuer, provided that no Event of Default has occurred in respect of the Securities of that series and no payment in respect of such Securities is at the relevant time overdue. The substitution shall be made by an indenture supplemental to this Indenture and may take place only if:

(1)    [the Guarantor agrees, in the indenture supplemental to this Indenture, to indemnify each holder of the Securities of the relevant series against (A) any tax, duty, assessment or governmental charge which is imposed on such holder by (or by any subdivision or authority having power to tax in or of) the United States of America, the Netherlands or the United Kingdom with respect to any Security that would not have been so imposed had the substitution not been made and (B) any cost or expense relating to the substitution;]

(2)    all the provisions set forth in this Indenture with respect to the Company shall apply to the Securities of that series following the substitution as if such Securities were originally issued by the Guarantor;

(3)    all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) to ensure that (A) the indenture supplemental to this Indenture and the Securities of the relevant series, and such other documentation as may be necessary to be executed by the Guarantor to effect the substitution represent valid, legally binding and enforceable obligations of the Guarantor and (B) the indenture supplemental to this Indenture and such other documentation as may be necessary to be executed by the Company to effect the substitution represent valid, legally binding and enforceable obligations of the Company have been taken, fulfilled and done and are in full force and effect (such documents in Clause (A) and Clause (B) together, the “Substitution by Guarantor Documents”);

(4)    legal opinions, subject to customary assumptions and qualifications, addressed to the Trustee shall have been delivered to it from lawyers or firms of lawyers with leading securities practices in the Netherlands as to the due authorization, execution and delivery of the Substitution by Guarantor Documents by the Guarantor and in the United States of America as to the validity, legally binding effect and enforceability of the Substitution by Guarantor Documents, as well as an Officer’s Certificate as to compliance with the provisions set forth in this Section 8.03; and

(5)    the Company shall have given at least 14 days’ prior notice of such substitution to the Trustee and the Holders of the Securities of the relevant series.

Upon the execution of the indenture supplemental to this Indenture by all parties thereto and the satisfaction of the other conditions set out herein and the indenture supplemental to this Indenture, (i) the Guarantor shall succeed to and be substituted for the Company under the Securities of the relevant series and the Indenture with the same effect as if it had been named as the Company therein, and (ii) the Guarantee with respect to the Securities of the relevant series shall terminate without any requirement that any action be taken by the Company, the Guarantor or the Trustee. For the avoidance of doubt, following substitution in accordance herewith, the Company shall cease to be the issuer under the Securities of that series and shall be relieved of all of its obligations and covenants under this Indenture and the Securities of such series as the issuer of such Securities, and any such substitution shall not, of itself, trigger an Event of Default or constitute an event set forth in Section 8.01.

Following substitution, references in Article Five to obligations under the Securities shall be deemed to include obligations under the indenture supplemental to this Indenture.

SECTION 8.04    Substitution by Treasury Subsidiary.

The Company, or any previous substituted company, may at any time, without the consent of the Holders of the Securities of the relevant series, substitute for itself as principal debtor under the Securities of that series any company (the “Substitute”) that is a Treasury Subsidiary, provided that no Event of Default has occurred in respect of the Securities of that series and no payment in respect of such Securities is at the relevant time overdue. The substitution shall be made by an indenture supplemental to this Indenture and may take place only if:

(1)[the Substitute, failing which, the Guarantor, agrees in the indenture supplemental to this Indenture to indemnify each Holder of the Securities of the relevant series against (A) any tax, duty, assessment or governmental charge that is imposed on such holder by (or by any subdivision or authority having the power to tax in or of) the jurisdiction of the country of the Substitute’s residence for tax purposes and, if different, of its incorporation with respect to any Security that would not have been so imposed had the substitution not been made, and (B) any cost or expense relating to the substitution;]

(2)all the provisions set forth in the Indenture with respect to the Company and the Guarantor shall apply to the Securities of the relevant series following the substitution as if such Securities were originally issued by the Substitute and guaranteed by the Guarantor;

(3)the obligations of the Substitute under the indenture supplemental to this Indenture and the Securities of the relevant series shall be irrevocably and unconditionally guaranteed by the Guarantor (on substantially the same terms as the Guarantees) by means of the indenture supplemental to this Indenture;

(4)(A) all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) to ensure that the indenture supplemental to this Indenture, the Securities of the relevant series and such other documentation as may be necessary to be executed by the Substitute and the original issuer to effect the substitution represent valid, legally binding and enforceable obligations of the Substitute and, (B) the indenture supplemental to this Indenture and such other documentation as may be necessary to be executed by the Guarantor to effect the substitution represent valid, legally binding and enforceable obligations of the Guarantor have been taken, fulfilled and done and are in full force and effect (such documents in Clause (A) and Clause (B) together, the “Substitution by Treasury Subsidiary Documents”);

(5)in order to effect the substitution, the Substitute shall have become party to the Indenture, with any appropriate consequential amendments, as if it had been an original party to it;

(6)legal opinions, subject to customary assumptions and qualifications, addressed to the Trustee shall have been delivered to it from lawyers or firms of lawyers with leading securities practices in the Netherlands as to the due authorization, execution and delivery of the Substitution by Treasury Subsidiary Documents by the Guarantor, in the jurisdiction of incorporation of the Substitute as to the due authorization, execution and delivery of the Substitution by Treasury Subsidiary Documents by the Substitute and in the United States of America as to the validity, legally binding effect and enforceability of the Substitution by Treasury Subsidiary Documents, as well as an Officer’s Certificate as to compliance with the provisions set forth in this Section 8.04; and

(7)    the Company shall have given at least 14 days’ prior notice of such substitution to the Trustee and the Holders of the Securities of the relevant series.

Upon the execution of the indenture supplemental to this Indenture by all parties thereto and the satisfaction of the other conditions set out herein and the indenture supplemental to this Indenture, the Substitute shall succeed to and be substituted for the Company under the Securities of the relevant series and the Indenture with the same effect as if it had been named as the issuer herein and the Guarantor shall continue to be the Guarantor of the Securities that series. For the avoidance of doubt, following substitution in accordance herewith, the original issuer shall cease to be the issuer under the Securities of the relevant series and any such substitution shall not, of itself, trigger an Event of Default or constitute an event set forth in Section 8.01.

Following substitution, references in Article Five to obligations under the Securities of the relevant series shall be deemed to include obligations under the indenture supplemental to this Indenture, and where the indenture supplemental to this Indenture contains a guarantee, the events listed in Article Five shall be deemed to include that guarantee not being (or being claimed by the Guarantor not to be) in full force and effect.

SECTION 8.05.    Holders’ Consent Regarding Substitution.

By acquiring an interest in any Securities, each Holder or beneficial owner of the Securities is deemed to irrevocably: (i) consent in advance to the substitution of the Company, the Guarantor or any Treasury Subsidiary, as the case may be, as issuer by the Guarantor or a Treasury Subsidiary, as the case may be, to the extent carried out pursuant to, and in compliance with the Indenture; (ii) following any such substitution, consent to the release of the Company, or any Treasury Subsidiary, as the case may be, which has been so substituted as issuer from any and all obligations in respect of the Securities and any relevant agreements (other than as set out in any agreements relating to the relevant substitution) and are deemed to have accepted such substitution and the consequences thereof. Any substitution shall be effected without cost or charge to the holders of Securities.

In the event the jurisdiction of incorporation of the substitute obligor is not the United States of America or the Netherlands, as the case may be, such substitute obligor will also agree to be bound to the obligations set forth in Section 10.08 but shall substitute the successor’s or substitute obligor’s jurisdiction of incorporation for the United States of America or the Netherlands, as the case may be.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

SECTION 9.01.    Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company (when authorized by a Board Resolution), the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)    to cure any ambiguity, omission, mistake, defect or inconsistency that does not materially adversely affect the rights of the Holders;

(2)    to provide for uncertificated Securities in addition to or in place of certificated Securities;

(3)    to comply with Article Eight;

(4)    to provide for the assumption of the Company’s or the Guarantor’s obligations to the Holders;

(5)    to make any change that would provide any additional rights or benefits to the Holders or that, as determined in good faith by the Company and conclusively evidenced by an Officer’s Certificate, does not materially adversely affect the legal rights under this Indenture of any such Holder;

(6)    to add covenants for the benefit of the Holders or to surrender any right or power conferred upon the Company or the Guarantor;

(7)    to comply with requirement of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

(8)    to evidence and provide for a successor to the Company or the Guarantor and the assumption by any such successor of the covenants under this Indenture and the Securities;

(9)    to conform the text of this Indenture, any Guarantee or the forms or terms such series of Securities issued hereunder to any provision of the “Description of Notes and Guarantees” section of the relevant offering document of such series to the extent that such provision in such “Description of Notes and Guarantees” was intended to be a verbatim recitation of a provision of this Indenture, as provided in an Officer’s Certificate;

(10)    to secure the Securities;

(11)    to establish the form or terms of Securities of any series or any associated Guarantees as permitted by Sections 2.01 and 3.01;

(12)    to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11;

(13)    to add to, change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to comply with the rules or regulations on any securities exchange or automated quotation system on which any of the Securities may be listed or traded;

(14)    to eliminate any conflict between the terms hereof and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this Clause (14) shall not adversely affect the interests of the Holders of Securities of any series in any material respect, as determined in good faith by the Company and conclusively evidenced by an Officer’s Certificate; or

(15)    to supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Articles Four and Fourteen; provided that any such action shall not adversely affect the interests of the Holders of such series or any other series of Securities in any material respect, as determined in good faith by the Company and conclusively evidenced by an Officer’s Certificate.

SECTION 9.02.    Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1)    reduce the principal amount of or change the fixed final maturity of any series of Securities or alter or waive the provisions with respect to the redemption of such series of Securities;

(2)    reduce the rate of or change the time for payment of interest on any series of Securities;

(3)    waive a default in the payment of principal of or premium, if any, or interest on any series of Securities (except a rescission of acceleration of the Securities of such series by the Holders of at least a majority in aggregate principal amount of such series of Securities and a waiver of the payment default that resulted from such acceleration) or in respect of a covenant or provision contained in this Indenture which cannot be amended or modified without the consent of all affected Holders;

(4)    make any Security payable in money other than that stated therein;

(5)    make any change in the provisions of this Indenture relating to waivers of past defaults or the rights of Holders to receive payments of principal of or premium, if any, or interest on the Securities;

(6)    make any change in these amendment and waiver provisions;

(7)    release the Guarantor from any of its obligations under its Guarantee or this Indenture, except in accordance with the terms of this Indenture;

(8)    impair the right of any Holder to receive payment of principal of, or interest on such Holder’s Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Securities; and

(9)    make any change to the ranking of a series of Securities or the Guarantee that would materially adversely affect the rights of Holders of the Securities of such series.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that, unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

SECTION 9.03.    Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.    Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.    Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

All terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings assigned to them.

SECTION 9.06.    Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN

COVENANTS

SECTION 10.01.    Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 10.02.    Maintenance of Office or Agency by Company.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 3.01, the Corporate Trust Office of the Trustee or any Paying Agent shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor; provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the applicable procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

SECTION 10.03.    Money for Securities Payments to Be Held in Trust.

If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04.    Statement by Officers as to Default.

The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company during the preceding fiscal year has been made under the supervision of the signing Officer with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every condition and covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, covenants and conditions of this Indenture (or, if any such default shall have occurred, describing all such defaults of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto).

When any default has occurred and is continuing under this Indenture, the Company shall promptly (which shall be no more than five (5) Business Days) deliver to the Trustee by registered or certified mail or by electronic transmission an Officer’s Certificate specifying such event and what action the Company proposes to take with respect thereto.

SECTION 10.05.    Existence.

Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not materially disadvantageous to the Holders of Outstanding Securities.

SECTION 10.06.    Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property or the income, profits or property of the Company or any of its Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.07.    Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 3.01 for Securities of a specific series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(21), 9.01(6) or 9.01(11) for the benefit of the Holders of such series, in Article Eight, or in Sections 10.05 and 10.06, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such affected series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 10.08.    Additional Amounts.

If any Securities of a series provide for the payment of Additional Amounts, the Company or the Guarantor, as applicable, will pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 3.01. Whenever in this Indenture there is mentioned, in any context except in the case of Section 5.02, the payment of principal (and premium, if any), the Redemption Price, if any, interest or any other amount payable under or with respect to any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 3.01 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms.

Except as otherwise specified as contemplated by Section 3.01, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company or the Guarantor, as applicable, will furnish the Trustee and the Company’s principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer’s Certificate instructing the Trustee and such Paying Agent or Paying Agents if such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons subject to withholding for or on account of any tax, assessment or other governmental charge described in the Securities of or within the series unless such withholding arises solely because of a connection between the Trustee and the Relevant Jurisdiction other than a connection arising solely as a result of the Trustee performing its obligations under this Indenture, in which case the remaining sentences of this paragraph shall not apply. If any such withholding shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company or the Guarantor, as applicable, will pay to the Trustee or such Paying Agent the Additional Amounts, if any, required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Company and the Guarantor covenant to indemnify the Trustee and any Paying Agent and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including legal fees and expenses) reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer’s Certificate furnished pursuant to this Section 10.08 or in reliance on the Company or the Guarantor’s not furnishing such an Officer’s Certificate.

SECTION 10.09.    Negative Pledge

So long as any of the Securities of this series remains outstanding neither the Company nor the Guarantor will create any mortgage, charge, pledge, lien, encumbrance or other security interest (“Lien”) (other than a Permitted Lien) upon its assets to secure any Quoted Indebtedness or any Qualifying Guarantee of such Quoted Indebtedness, unless in any such case the Company or the Guarantor, as the case may be, grant, for the benefit of holders of the Securities, a security interest in such assets that is equal and ratable to the security interests in favor of the holders of the Quoted Indebtedness (or, in the case of a Lien securing Quoted Indebtedness that is expressly subordinated or junior to the Securities, secured by a Lien that is senior in priority to such Lien).

Notwithstanding anything in this Indenture or the Securities to the contrary, this Indenture and the Securities shall not be deemed to prohibit or restrict, and no Event of Default under this Indenture and the Securities shall result from the existence of any default, violation, early amortization or other adverse event or circumstance under, any Non-recourse Securitization.

SECTION 10.10.    Repurchase at the Option of Holders

Except as otherwise specified as contemplated by Section 3.01, if a Change of Control Event occurs, unless the Company has previously or concurrently sent a redemption notice with respect to all the then Outstanding Securities of the applicable series pursuant to Section 11.04, the Holder of any Security of such series shall have the right to require the Company to purchase all or a portion of that Holder’s Securities (equal to $1,000 or an integral multiple thereof) pursuant to the offer described below (the “Change of Control Offer”) at a price in cash (the “Change of Control Payment”) equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the date of purchase, subject to the right of Holders of such Securities on the relevant Regular Record Date to receive Interest due on the relevant Interest Payment Date.

In connection with any Change of Control Event (but not later than 30 calendar days following any Change of Control Event), the Company shall send notice of such Change of Control Offer, with a copy to the Trustee, the Paying Agent and the Registrar, to each Holder of the Securities to the address of such Holder appearing in the security register, with the following information:

(1) that a Change of Control Offer is being made pursuant to this Section 10.10 and that all Securities properly tendered pursuant to such Change of Control Offer shall be accepted for payment by the Company;

(2) the purchase price and the purchase date, which shall be no earlier than 30 calendar days nor later than 60 days from the date such notice is sent (the “Change of Control Payment Date”);

(3) that any Securities not properly tendered shall remain Outstanding and continue to accrue interest;

(4) that unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date;

(5) that Holders shall be entitled to withdraw their tendered Securities and their election to require the Company to purchase such Securities, provided, however, that the Paying Agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date an electronic mail transmission or a letter setting forth the name of the Holder of the Securities, the principal amount of such Securities tendered for purchase, and a statement that such Holder is withdrawing its tendered Securities and its election to have such Securities purchased;

(6) that the Holders whose Securities are being repurchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, provided that the unpurchased portion of such Securities must be equal to a minimum of $1,000 or an integral multiple thereof;

(7) if such notice is sent prior to the occurrence of a Change of Control Event, stating that the Change of Control Offer is conditional on the occurrence of such Change of Control Event; and

(8) other instructions, as determined by the Company, consistent with the covenant set forth hereunder, that a Holder must follow to tender its Securities.

The Company shall not be required to make a Change of Control Offer following a Change of Control Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture and the Securities applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer and/or (ii) a notice of redemption has been given pursuant to Section 1104, unless and until there is a default in payment of the applicable redemption price. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control Event, conditional upon the Change of Control, if at the time of making of the Change of Control Offer (i) a definitive agreement is in place for the Change of Control, or (ii) a public offer has been made to acquire all of the outstanding common shares of the Company and has been declared unconditional. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture or the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached the Company’s obligations described in the Indenture and the Securities by virtue thereof.

Subject to Article Nine, the provisions in the Indenture and the Securities relative to the Company’s obligation to make an offer to repurchase the Securities as a result of a Change of Control Event may be waived or modified at any time with the written consent of the Holders of a majority in principal amount of the Securities then Outstanding under the Indenture.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

SECTION 11.01.    Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article Eleven.

SECTION 11.02.    Election to Redeem; Notice to Trustee.

The election of the Company or the Guarantor to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company or the Guarantor of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company or the Guarantor, as applicable shall, at least 45 days prior to the Redemption Date fixed by the Company or the Guarantor (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

SECTION 11.03.    Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date, from the Outstanding Securities of such series not previously called for redemption, and such redemption shall be effected by lot in compliance with the requirements of the principal national securities exchange and subject to applicable procedures or regulations of the Depositary; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security and provided further that so long as the Securities are represented by one or more Global Securities, such selection shall be made by the Depositary in accordance with its customary procedures. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed (unless such Securities are represented by one or more Global Securities) shall be selected and notice of redemption will be sent in accordance with the applicable procedures of the Depositary to each Holder at least 30 but not more than 45 days prior to the Redemption Date, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.04.    Notice of Redemption.

Notice of redemption shall be sent in accordance with the applicable procedures of the Depositary not less than 10 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register, with a copy to the Trustee and any Paying Agent, except that redemption notices may be given more than 60 days prior to a Redemption Date if the notice is issued in connection with a Legal Defeasance of the Securities of the relevant series pursuant to Article Fourteen or a satisfaction and discharge of the Indenture pursuant to Article Four.

All notices of redemption shall identify the Securities to be redeemed, including CUSIP number, if any, and shall state:

(1)    the Redemption Date,

(2)    the Redemption Price,

(3)    if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

(4)    that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5)    that interest, if any, accrued to the date fixed for redemption will be paid as specified in said notice,

(6)    the place or places where each such Security is to be surrendered for payment of the Redemption Price and

(7)    that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request given two Business Days prior to sending out the notice of redemption, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

The Company may provide in such notice that the payment of the Redemption Price and the performance of its obligations with respect to such redemption of an applicable series of Securities may be performed by another Person and may, at the Company’s discretion, be subject to one or more conditions precedent.

SECTION 11.05.    Deposit of Redemption Price.

Prior to any Redemption Date and at the latest at 10:00 am New York City time on the Redemption Date, the Company or the Guarantor shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or the Securities of the series provide otherwise) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.06.    Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together, if applicable, with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.07.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 11.07.    Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered and any applicable Guarantee endorsed thereon or attached thereto if such Guarantee was endorsed on or attached to the Security redeemed in part.

SECTION 11.08.    Securities No Longer Outstanding After Notice to Trustee and Deposit of Money.

If the Company or the Guarantor, having given notice to the Trustee as provided in Section 11.02, shall have deposited with the Trustee or a Paying Agent, for the benefit of the Holders of any Securities of any series or portions thereof called for redemption in whole or in part cash or other form of payment if permitted by the terms of such Securities (which amount shall be immediately due and payable to the Holders of such Securities or portions thereof), in the amount necessary so to redeem all such Securities or portions thereof on the Redemption

Date and provision satisfactory to the Trustee shall have been made for the giving of notice of such redemption, such Securities or portions thereof, shall thereupon, for all purposes of this Indenture, be deemed to be no longer Outstanding, and the Holders thereof shall be entitled to no rights thereunder or hereunder, except the right to receive payment of the Redemption Price, together with interest accrued to the Redemption Date, on or after the Redemption Date of such Securities or portions thereof.

SECTION 11.09.    Other Purchases.

The Company may acquire Securities by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of this Indenture or the Securities. Securities so acquired may be held, resold or, at the Company’s option, surrendered to the Trustee for cancellation.

ARTICLE TWELVE
GUARANTEES
SECTION 12.01.    Guarantee.

Subject to this Indenture and unless provided otherwise under any Board Resolution, Officer’s Certificate or indenture supplement hereto, the Guarantor hereby irrevocably, fully and unconditionally guarantees to the Trustee and the Holder of any Security issued under this Indenture duly authenticated and delivered by the Trustee or its Authenticating Agent, the due and punctual payment of the principal of (including any amount in respect of original issue discount), premium and interest, if any (together with any Additional Amounts payable pursuant to the terms of any such Security), on any such Security and the due and punctual payment of the sinking fund payments, if any, and all other obligations of the Company to the Holders or the Trustee provided for pursuant to the terms of the Indenture and the Securities, when and as the same shall become due and payable, whether at Stated Maturity or upon redemption or upon declaration of acceleration or otherwise according to the terms of any such Security and of the Indenture.

In case of default by the Company in the payment of any such principal (including any amount in respect of original issue discount), and any premium or interest (together with any Additional Amounts payable pursuant to the terms of any such Security), sinking fund payment, or analogous obligation, the Guarantor agrees, duly and punctually to pay the same. The Guarantor hereby agrees that its obligations hereunder shall rank pari passu with all other unsecured and unsubordinated obligations of the Guarantor, shall be as principal and not merely as surety, and shall be absolute and unconditional irrespective of any extension of the time for payment of any such Security, any modification of any such Security, any invalidity, irregularity or unenforceability of any such Security or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Company with respect thereto by the Holder of any such Security or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a demand or proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and, except as provided in the succeeding paragraph, covenants that this Guarantee will not be discharged as to any such Security except by payment in full of the principal of (including any amount payable in respect of original issue discount), and any premium and interest (together with any Additional Amounts payable pursuant to the terms of any such Security) thereon.

If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by any of them to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.
The Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Company in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other obligor with respect to such payment. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

SECTION 12.02.    Execution and Delivery of Guarantee.

To evidence the Guarantee set forth in Section 12.01, the Guarantor hereby agrees that the Guarantee substantially in the form included in Section 2.06 (or as provided by a Board Resolution, Officer’s Certificate or indenture supplemented hereto pursuant to Section 2.01), unless such language is superseded by a supplemental applicable indenture, shall be endorsed to each Security authenticated and delivered by the Trustee and delivered to the Trustee.

The Guarantor hereby agrees that the Guarantee set forth in Section 12.01 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any series of Securities.
If an Officer or member of the Guarantor whose signature is on a Guarantee no longer holds that office at the time the Trustee authenticates the Security entitled to the benefit of such Guarantee, such Guarantee shall be valid nevertheless.

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of a Guarantee set forth in this Indenture on behalf of the Guarantor.

ARTICLE THIRTEEN
SINKING FUNDS

SECTION 13.01.    Applicability of Article.

The provisions of this Article Thirteen shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.01 for such Securities.

The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 13.02.    Satisfaction of Sinking Fund Payments with Securities.

The Company or the Guarantor (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 13.03.    Redemption of Securities for Sinking Fund.

Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 13.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 nor more than 45 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

ARTICLE FOURTEEN

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01.    Company’s and Guarantor’s Option to Effect Legal Defeasance or Covenant Defeasance.

If applicable to a particular series of Securities, the Company or the Guarantor may elect, at its option at any time, to have Section 14.02 or Section 14.03 applied to any such series of Securities or any Securities of such series, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 14.02 or 14.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article Fourteen. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities.

SECTION 14.02.    Defeasance and Discharge.

Upon the Company’s or the Guarantor’s exercise under this Article Fourteen of the option applicable to this Section 14.02 and Section 14.03 with respect to any series of Securities, the Company and the Guarantor shall, subject to the satisfaction of the conditions set forth in Section 14.04 hereof, be deemed to have been discharged from its obligations with respect to that series of Securities on the date the conditions set forth below are satisfied (“Legal Defeasance”). For this purpose, Legal Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of that series, which shall thereafter be deemed to be “outstanding” only for the purposes of Section 14.05 hereof and the other Sections of this Indenture referred to in Clauses (a) and (b) below, to have satisfied all their other obligations under the Securities of that series and this Indenture (and the Trustee, on demand of and at the expense of the Company or the Guarantor, shall execute proper instruments prepared by the Company acknowledging the same) and to have cured all then existing Events of Default with respect to that series of Securities, except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

(a)    the rights of Holders of Securities of that series to receive payments in respect of the principal of, premium, if any, and interest on the Securities of that series when such payments are due solely out of the trust created pursuant to this Indenture for those Securities;

(b)    the Company’s or the Guarantor’s obligations with respect to any series of Securities concerning issuing temporary Securities, registration of such Securities, mutilated, destroyed, lost or stolen Securities and the maintenance of an office or agency for payment and money for security payments held in trust;

(c)    the rights, powers, trusts, duties and immunities of the Trustee, Security Registrar and Paying Agent and the Company’s or the Guarantor’s obligations in connection therewith;

(d)    and this Section 14.02.

Subject to compliance with this Article Fourteen, the Company or the Guarantor may exercise its option under this Section 14.02 notwithstanding the prior exercise of their option under Section 14.03 hereof.

SECTION 14.03.    Covenant Defeasance

Upon the Company’s or the Guarantor’s exercise under this Article Fourteen of the option applicable to this Section 14.03 with respect to any series of Securities, the Company and the Guarantor shall, subject to the satisfaction of the conditions set forth in Section 14.04 hereof, be released from their obligations under the covenants with respect to that series of Securities (each, a “Defeased Covenant”, and collectively, the “Defeased Covenants”) contained in Article Eight, Sections 10.04 through 10.06 inclusive, Section 10.09 and any covenants provided pursuant to Sections 3.01(23), 9.01(6) and 9.01(11) hereof with respect to the outstanding Securities on and after the date the conditions set forth in Section 14.04 hereof are satisfied (“Covenant Defeasance”), and the Securities of that series shall thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) of Securities of that series in connection with such Defeased Covenants, but shall continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities of that series, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any Defeased Covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Defeased Covenant or by reason of any reference in any such Defeased Covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a default or an Event of Default under Section 5.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company’s or Guarantor’s exercise under this Article Fourteen of the option applicable to this Section 14.03 hereof with respect to any series of Securities, subject to the satisfaction of the conditions set forth in Section 14.04 hereof, the events set forth in Section 5.01 (with respect to the foregoing sections of Article Ten only) hereof shall not constitute an Event of Default.

SECTION 14.04.    Conditions to Legal Defeasance or Covenant Defeasance.

In order to exercise either Legal Defeasance or Covenant Defeasance with respect to a series of Securities:

(1)    the Company or the Guarantor must irrevocably deposit with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust, for the benefit of the Holders of that series of Securities, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as shall be sufficient, in the opinion of a nationally recognized firm of independent public accountants delivered to the Trustee, to pay the principal amount of, premium, if any, and interest due on that series of Securities on the Stated Maturity or on the Redemption Date, as the case may be, of such principal amount, premium, if any, or interest on such Securities, and the Company or the Guarantor, as the case may be, must specify whether such Securities are being defeased to Maturity or to a particular Redemption Date;

(2)    in the case of Legal Defeasance, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions,

(A)    the Company or the Guarantor, as the case may be, has received from, or there has been published by, the United States Internal Revenue Service a ruling, or

(B)    since the issuance of the Securities of that series, there has been a change in the applicable U.S. federal income tax law,

in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, subject to customary assumptions and exclusions, the Holders of that series of Securities shall not recognize income, gain or loss for U.S. federal income tax purposes, as applicable, as a result of such Legal Defeasance and shall be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)    in the case of Covenant Defeasance, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel in form reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of that series of Securities shall not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and shall be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)    no default with respect to that series of Securities (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to such other indebtedness, and in each case, the granting of liens in connection therewith) shall have occurred and be continuing on the date of such deposit;

(5)    such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument governing indebtedness (other than this Indenture) to which, the Company or the Guarantor is a party or by which the Company or the Guarantor is bound (other than that resulting from any borrowing of funds to be applied to make the deposit required to effect such Legal Defeasance or Covenant Defeasance and any similar and simultaneous deposit relating to other indebtedness, and, in each case, the granting of liens in connection therewith);

(6)    the Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others;

(7)    the Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with;

(8)    such Legal Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act); and

(9)    such Legal Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

SECTION 14.05.    Deposited Money and Government Securities to Be Held in Trust; Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 10.03, all money and Government Securities (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 14.05 and Section 14.06, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 14.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Securities deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor from time to time upon Company Request any money or Government Securities held by it as provided in Section 14.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 14.04(1) above), are in excess of the amount thereof which would then be required to be deposited to effect the Legal Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 14.06.    Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money or Government Securities in accordance with this Article Fourteen with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantor have been discharged or released pursuant to Section 14.02 or 14.03 shall be revived and reinstated as though no deposit had occurred pursuant to this

Article Fourteen with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities held in trust pursuant to Section 14.05 with respect to such Securities in accordance with this Article Fourteen; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company and the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

ARTICLE FIFTEEN

MISCELLANEOUS

SECTION 15.01.    Counterparts.

This Indenture, any Supplement Indenture and any Security may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Indenture or in any other certificate, agreement or document related to this Indenture shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 15.02.    Withholding

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time to which a foreign financial institution, issuer, paying agent, holder or other institution is or has agreed to be subject related to this Indenture (“Applicable Tax Law”), the Company agrees (i) to provide to the Trustee and the Paying Agent sufficient information about holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) in the Company’s possession so that the Trustee and the Paying Agent can determine whether it has tax related obligations under Applicable Tax Law, and (ii) that the Trustee and the Paying Agent shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Tax Law. The terms of this Section 15.02 shall survive the termination of this Indenture.

SECTION 15.03.    No Personal Liability of Directors, Officers, Employees and Stockholders

None of the Company’s or the Guarantor’s past, present or future directors, officers, employees, or shareholders or any of their direct or indirect equity holders shall have any liability for any of the Company’s or the Guarantor’s obligations under any series of Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder or beneficial owner of any Security, by accepting such Security, is deemed to waive and release all such liability. The waiver and release are part of the consideration for issuance of such Securities.

SECTION 15.04.    Office of Foreign Assets Control Sanctions Representations.

(a) Each of the Company and the Guarantor represent as of the date hereof that neither it nor any of its subsidiaries, nor, to its knowledge, any of its affiliates, directors, senior executive officers or officers with ability to direct/control operations are the target or subject of any sanctions enforced by the US Government (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury or the US Department of State), the United Nations Security Council, the European Union, or His Majesty’s Treasury (collectively “Sanctions”).

(b) Each of the Company and the Guarantor covenant that neither it nor any of its subsidiaries will directly or indirectly use the proceeds of any offerings of Securities pursuant to this Indenture, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, or (ii) in any other manner that will result in a violation of Sanctions by any person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

STELLANTIS FINANCE US INC.
as Company

By: ______________________________
Name:
Title:

STELLANTIS N.V.
as Guarantor

By: ______________________________
Name:
Title:

THE BANK OF NEW YORK MELLON,
as Trustee

By: ______________________________
Name:
Title: